                                                                    EXHIBIT 10.2

--------------------------------------------------------------------------------


                                LOAN AGREEMENT


                                    between


                             CHECK INTO CASH, INC.


                                      and

                        NATIONSBANK OF TENNESSEE, N.A.


                           Dated as of June 2, 1997


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----

SECTION 1.  DEFINITIONS...................................................     1
   1.1 Defined Terms......................................................     1
       -------------
   1.2 Other Definitional Provisions......................................    11
       -----------------------------

SECTION 2.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT...............    11
   2.1 Revolving Credit Commitment........................................    11
       ---------------------------
   2.2 Note...............................................................    11
       ----
   2.3 Procedure for Revolving Credit Borrowing...........................    11
       ----------------------------------------
   2.4 Credit Account.....................................................    12
       --------------
   2.5 Letter of Credit Subfeature........................................    12
       ---------------------------
   2.6 Usage Fee..........................................................    13
       ---------

SECTION 3.  GENERAL PROVISIONS APPLICABLE TO THE LOANS....................    13
   3.1 Optional Prepayments...............................................    13
       --------------------
   3.2 Interest Rates and Payment Dates...................................    13
       --------------------------------
   3.3 Computation of Interest and Fees...................................    14
       --------------------------------

SECTION 4.  REPRESENTATIONS AND WARRANTIES................................    14
   4.1 Financial Condition................................................    14
       -------------------
   4.2 No Change..........................................................    15
       ---------
   4.3 Existence; Compliance with Law.....................................    15
       ------------------------------
   4.4 Power; Authorization; Enforceable Obligations......................    15
       ---------------------------------------------
   4.5 No Legal Bar.......................................................    16
       ------------
   4.6 No Litigation......................................................    16
       -------------
   4.7 No Default.........................................................    16
       ----------
   4.8 Ownership of Property; Liens.......................................    16
       ----------------------------
   4.9 Intellectual Property..............................................    16
       ---------------------
   4.10 No Burdensome Restrictions........................................    17
        --------------------------
   4.11 Taxes.............................................................    17
        -----
   4.12 Federal Regulations...............................................    17
        -------------------
   4.13 ERISA.............................................................    17
        -----
   4.14 Investment Company Act; Other Regulations.........................    18
        -----------------------------------------
   4.15 Subsidiaries......................................................    18
        ------------
   4.16 Purpose of Loans..................................................    18
        ----------------
   4.17 Environmental Matters.............................................    19
        ---------------------
   4.18 Security Agreement................................................    19
        ------------------
   4.19 Capitalization....................................................    20
        --------------
   4.20 Solvency..........................................................    20
        --------
   4.21 Fees; Commissions.................................................    20
        -----------------
   4.22 Truth of Representations..........................................    20
        ------------------------

SECTION 5.  CONDITIONS PRECEDENT..........................................    21
   5.1 Conditions to Initial Loans........................................    21
       ---------------------------
   5.2 Conditions to All Loans............................................    23
       -----------------------

SECTION 6.  AFFIRMATIVE COVENANTS.........................................    24
   6.1 Financial Statements...............................................    24
       --------------------
   6.2 Certificates; Other Information....................................    25
       -------------------------------
   6.3 Payment of Obligations.............................................    26
       ----------------------

     6.4  Conduct of Business, Maintenance of Existence...............  26
          ---------------------------------------------
     6.5  Maintenance of Property; Insurance..........................  26
          ----------------------------------
     6.6  Inspection of Property; Books and Records;
          -----------------------------------------
          Discussions.................................................  27
          -----------
     6.7  Notices.....................................................  27
          -------
     6.8  Environmental Laws..........................................  28
          ------------------
     6.9  Accounts....................................................  28
          --------
     6.10 ERISA.......................................................  28
          -----

SECTION 7.  NEGATIVE COVENANTS........................................  29
     7.1  Financial Condition Covenants...............................  29
          -----------------------------
     7.2  Limitation on Indebtedness..................................  30
          --------------------------
     7.3  Limitation on Liens.........................................  30
          -------------------
     7.4  Limitation on Guarantee Obligations.........................  31
          -----------------------------------
     7.5  Limitation on Fundamental Changes...........................  31
          ---------------------------------
     7.6  Limitation on Sale of Assets................................  31
          ----------------------------
     7.7  Limitation on Dividends and Stock Redemption................  32
          --------------------------------------------
     7.8  Intentionally omitted.......................................  32
          ---------------------
     7.9  Limitation on Investments, Loans and Advances...............  32
          ---------------------------------------------
     7.10  Transactions with Affiliates...............................  32
           ----------------------------
     7.11  Sale and Leaseback.........................................  33
           ------------------
     7.12  Fiscal Year................................................  33
           -----------
     7.13  Limitation on Negative Pledge Clauses......................  33
           -------------------------------------
     7.14  Remuneration...............................................  33
           ------------

SECTION 8.  EVENTS OF DEFAULT.........................................  33
     8.1  Events of Default...........................................  33
          -----------------

SECTION 9.  MISCELLANEOUS.............................................  37
     9.1  Amendments and Waivers......................................  37
          ----------------------
     9.2  Notices.....................................................  38
          -------
     9.3  No Waiver; Cumulative Remedies..............................  38
          ------------------------------
     9.4  Survival of Representations and Warranties...................  38
          -----------------------------------------
     9.5  Payment of Expenses and Taxes...............................  38
          -----------------------------
     9.6  Successors and Assigns; Participations......................  39
          --------------------------------------
     9.7  Adjustments; Set-off........................................  40
          --------------------
     9.8  Counterparts................................................  40
          ------------
     9.9  Severability................................................  40
          ------------
     9.10  Integration................................................  40
           -----------
     9.11  GOVERNING LAW..............................................  41
           -------------
     9.12  Acknowledgements...........................................  41
           ----------------
     9.13  Further Assurances.........................................  41
           ------------------
     9.14  Release and Indemnification................................  41
           ---------------------------
     9.15  Joint and Several Liability................................  42
           ---------------------------
     9.16  Arbitration................................................  42
           -----------

     EXHIBIT 4.6......................................................  46
     -----------
     EXHIBIT 4.9......................................................  47
     -----------
     EXHIBIT 4.10.....................................................  48
     ------------
     EXHIBIT 4.15.....................................................  49
     ------------
     EXHIBIT 4.19.....................................................  50
     ------------

           LOAN AGREEMENT, dated as of June 2, 1997, among CHECK INTO CASH, INC., a Delaware corporation (the "Company"), NATIONSBANK OF TENNESSEE, N.A., a national banking association (the "Bank"), and the Subsidiary Guarantors described below.

           The parties hereto hereby agree as follows:

                            SECTION 1. DEFINITIONS

           1.1 Defined Terms. As used in this Agreement, the following terms
               -------------
shall have the following meanings:

           "Affiliate": as to any Person, (a) any other Person which, directly
            ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director, officer, shareholder or partner (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 50% or more of the securities having ordinary voting power for the election of directors of such Person or (ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

           "Agreement": this Loan Agreement, as amended, supplemented or
            ---------
     otherwise modified from time to time.

           "Authorized Employee": as defined in subsection 2.3.
            -------------------

           "Available Credit Commitment": means from time to time, as determined
            ---------------------------
     as of the end of each month, the product determined by multiplying Corporate EBITDA for the preceding twelve (12) months (on a trailing 12-month basis) times two (2).

           "Business Day": a day other than a Saturday, Sunday or other day on
            ------------
     which commercial banks in Chattanooga, Tennessee, are authorized or required by law to close.

           "Capital Stock": any and all shares, interests, participations or
            -------------
     other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) such as membership interests in limited liability companies and partnership interests in partnerships, and any and all warrants, options, rights or conversion privileges to purchase any of the foregoing.

           "Cash Equivalents": any of the following: (i) direct obligations of
            ----------------
     the United States or any agency thereof with maturities of one year or less from the date of acquisition;

(ii) commerical paper of a domestic issuer rated at least "A-1" by Standard & Poors Corporation or "P-1" by Moody's Investors Service, Inc.; and (iii) certificates of deposit with maturities of one year or less from the date of acquisition issued by any commerical bank having capital and surplus in excess of One Hundred Million Dollars ($100,000,000).

      "Change in Control": shall mean at any time: (i) if the Individual
       -----------------
Guarantor and Janie P. Jones do not own at least fifty-one percent (51%) of the Capital stock of the Company unless otherwise consented to in writing by the Bank (which consent will not be unreasonably withheld in connection with a public offering of the Company's Capital Stock or in connection with Individual Guarantor's estate planning); (ii) if the Individual Guarantor at any time ceases to serve as chief executive officer of the Company; or (iii) if the Company does not own at least fifty-one percent (51%) of the Capital Stock of each Subsidiary Guarantor.

      "Closing Date": the date on which the Bank makes the initial Loans.
       ------------

      "Code": the Internal Revenue Code of 1986, as amended from time to time.
       ----

      "Collateral": all of the items and types of property on which the Bank is
       ----------
granted a Lien pursuant to the Security Documents.

      "Commitment Period": the period from and including the date hereof to, but
       ------------------
not including, the Termination Date or such earlier date on which the Revolving Credit Commitment shall terminate as provided herein.

      "Commonly Controlled Entity": an entity, whether or not incorporated,
       --------------------------
which is under common control with the Company within the meaning of Section 4001(b) of ERISA or is part of a group which includes the Company and which is treated as a single employer under Sections 414(b) or (c) of the Code including, without limitation, the Subsidiary Guarantors. In addition, for purposes of this Agreement as it relates to Code Section 412(n), the term Commonly Controlled Entity shall mean any entity aggregated with the Company under Code Section 414(b), (c), (m) or (o).

     "Contractual Obligation":  as to any Person, any provision of any security
      ----------------------
issued by such Person or of any agreement, instrument or other undertaking (written or oral) to which such Person is a party or by which it or any of its property is bound.

     "Corporate EBITDA":  with respect to the applicable periods as set forth
      ----------------
herein, the sum, without duplication, of (i) Corporate Net Income for such period less gain on the sale of assets, dividends and other distributions, withdrawals, and treasury stock purchases and similar transactions and (ii) to the extent deducted in determining such Corporate Net Income: (A) all income taxes, including but not limited to, Federal, foreign and state income taxes (including any deferred taxes); (B) Corporate InterestExpense; and (C) depreciation, amortization and similar non-cash charges, provided, that there
                                                         --------
shall be excluded therefrom non-operating gains and non-operating losses.

     "Corporate Fixed Charges":  for the applicable fiscal period of the Company
      -----------------------
and the Subsidiary Guarantors on a consolidated basis, the sum of (i) the aggregate principal amount of Indebtedness scheduled to be paid during such period (including, without limitation, amounts scheduled to be paid under Finance Leases and with respect to other Indebtedness for Borrowed Money) plus
(ii) Corporate Interest Expense scheduled to be paid during such period.

     "Corporate Interest Expense":  for the applicable fiscal period of the
      --------------------------
Company and the Subsidiary Guarantors on a consolidated basis, the amount which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption (excluding amortization of deferred finance charges) on the consolidated income statement of the Company and Subsidiary Guarantors for such period, provided, however, that in no event shall interest
                            --------  -------
income be deducted therefrom in computing such amount.

     "Corporate Lease Expense":  for the applicable fiscal period, the aggregate
      -----------------------
rental expenses of the Company and the Subsidiary Guarantors on a consolidated basis, determined in accordance with GAAP, payable in respect of such period under leases (other than Financing Leases) for real and/or personal property.

     "Corporate Net Income":  for the applicable fiscal period, the amount
      --------------------
which, in conformity with GAAP, will be set forth opposite the caption "net income or loss" (after taxes) or any like caption on the income statement of the Company and the Subsidiaries on a consolidated basis for such period.

     "Corporate Net Worth":  at a particular date, all amounts which would be
      -------------------
included under shareholders' equity on the consolidated balance sheet of the Company determined in accordance with GAAP.

     "Credit Account":  as defined in subsection 2.4.
      --------------

     "Current Assets":  shall mean, as of the date of determination, all assets
      --------------
of the Company and the Subsidiary Guarantors which would, in accordance with GAAP, be classified as current assets.

     "Current Liabilities":  shall mean, as of the date of determination, all
      -------------------
liabilities (including tax and other proper accruals) of the Company and the Subsidiary Guarantor which would, in accordance with GAAP, be classified as current liabilities, but in any event including all Indebtedness, whether secured or unsecured, payable on demand or maturing not more than one (1) year after such date, including any fixed and (at such time as the amount thereof shall be determined) any contingent payments required to be made by the Company or any Subsidiary Guarantor not more than one (1) year after such date in respect of the principal of any of its Indebtedness for Borrowed Money.

     "Default": any of the events specified in Section 8, whether or not any
      -------
requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Dollars" and "$": dollars in lawful currency of the United States of
      -------       -
America.

     "Environmental Laws": any and all Federal, state, local or municipal laws,
      ------------------
rules, orders, regulations, statutes, ordinances, codes, decrees or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning environmental protection matters, including without limitation, Hazardous Materials, as now or may at any time hereafter be in effect.

     "ERISA": the Employment Retirement Income Security Act of 1974, as amended
      -----
from time to time, any successor statutes thereto, and any regulations or guidance promulgated thereunder.

     "Event of Default": any of the events specified in Section 8, provided that
      ----------------                                             --------
any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

     "Financing Lease":  any lease of property, real or personal, the
      ---------------
obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Fixed Charges Coverage":  means for the appropriate period of Company and
      ----------------------
Subsidiary Guarantors on a consolidated basis the ratio of (i) Corporate EBITDA to (ii) the sum of Corporate Fixed Charges plus one-third of the principal amount of the Loan outstanding on the last day of that period provided that such amounts are not already included as scheduled principal payments of Indebtedness in the definition of Corporate Fixed Charges.

     "GAAP":  generally accepted accounting principles in the United States of
      ----
America applied on a consistent basis with prior periods.

     "Governmental Authority":  any nation or government, any state or other
      ----------------------
political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Guarantee":  the Continuing Guaranty executed by the Individual Guarantor
      ---------
in favor of the Bank on or about even date herewith, and the Continuing Guaranty executed by Subsidiary Guarantors in favor of the Bank on or about even date herewith, all as the same may be amended, supplemented or otherwise modified from time to time.

     "Guarantee Obligation":  as to any Person (the "guaranteeing person"), any
      --------------------                           -------------------
obligation of (i) the guaranteeing person or (ii) another Person (including without limitation, any bank under any letter or credit) to induce the creation of any Indebtedness for which the guaranteeing person has issued a reimbursement, counter, indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the
                        -------------------
"primary obligor") in any manner, whether directly or indirectly, including,
 ---------------
without limitation, any obligation of the guaranteeing person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the
                                                    --------  -------
term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (i) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (ii) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Bank in good faith.

     "Hazardous Materials": friable asbestos and other asbestos contaminating
      -------------------
material, urea formaldehyde foam insulation, polychlorinated biphenyls, petroleum and petroleum byproducts, pesticides, herbicides, and any and all substances and materials now or hereafter defined or designated as hazardous materials, hazardous waste, hazardous constituents, or hazardous or toxic substances as defined or regulated as such in or under any Environmental Law.

     "Indebtedness": all liabilities, obligations and indebtedness of any Person
      ------------
at any date of any and every kind and nature, whether matured or not matured, whether joint or several, and whether heretofore, now or hereafter owing, arising, due or payable and howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise and regardless of the class of such liabilities, obligations and indebtedness including, without in any way limiting the generality of the foregoing, the following: (i) all Indebtedness for Borrowed Money of such Person; (ii) all obligations of such Person in respect of acceptances issued or created for the account of such Person; and (iii) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. "Indebtedness" shall not include any lease that is not a Financing Lease.

     "Indebtedness for Borrowed Money": as applied to any Person, all
      -------------------------------
Indebtedness of such Person evidenced by any note, bond, debenture or other instrument or in respect of borrowed money, and any Financing Lease or any portion of the purchase price of property or services that is deferred for a period of one year or more from the date of purchase.

     "Individual Guarantor":  W. Allan Jones, Jr., an individual residing in
      --------------------
Bradley County, Tennessee.

     "Insolvency":  with respect to any Multiemployer Plan, the condition that
      ----------
such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent":  pertaining to a condition of Insolvency.
      ---------

     "Intellectual Property":  has the meaning given such term in Section 4.9.
      ---------------------

     "Intercreditor Agreements":  the subordination and intercreditor
      ------------------------
agreements between the Bank and: (i) Sirrom Capital Corporation; and (ii) Individual Guarantor, relating to the Indebtedness of the Company and the Subsidiary Guarantors all in form and substance satisfactory to Bank.

     "Interest Payment Date":  the first day of each calendar month to occur
      ---------------------
while the Loan is outstanding commencing July 1, 1997.

     "Landlord's Waiver":  that certain Landlord's Waiver executed by W. Allan
      -----------------
Jones, Jr. d/b/a Jones Properties in favor of the Bank in form and substance satisfactory to the Bank.

     "Letter of Credit":  as defined in subsection 2.5.
      ----------------

     "Leverage ratio":  means for the applicable fiscal period of the Company
      --------------
and Subsidiary Guarantors on a consolidated basis, the ratio of Indebtedness for Borrowed Money (including subordinated Indebtedness for Borrowed Money) of the Company and Subsidiary Guarantors to Corporate EBITDA.

     "Lien":  any mortgage, pledge, hypothecation, assignment, deposit
      ----
arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction in respect of any of the foregoing).

     "Loan":  the loan made by the Bank pursuant to this Agreement as further
      ----
defined in Section 2.1.

     "Loan Documents":  this Agreement, the Note, the Security Documents, the
      --------------
Intercreditor Agreements and any other document, instrument or agreement now or hereafter existing, evidencing, securing or otherwise relating to any Indebtedness of the Company, the Individual Guarantor, or any Subsidiary Guarantor to the Bank.

     "Material Adverse Effect":  a material adverse effect on (i) the business,
      -----------------------
operations, assets, or position (financial or otherwise) of the Company and Subsidiary Guarantors taken as a whole or the Individual Guarantor (ii) the ability of the Company, Individual Guarantor, or any Subsidiary Guarantor generally to perform its obligations under this Agreement, the Note or any of the other Loan Documents, or (iii) the validity or enforceability of this Agreement, the Note, any Guarantee, any Security Document, or any of the other Loan Documents or the rights or remedies of the Bank hereunder or thereunder.

     "Maximum Credit Amount":  means the lesser of (i) Three Million One Hundred
      ---------------------
Thousand Dollars ($3,100,000) and (ii) the Available Credit Commitment.

     "Multiemployer Plan":  a Plan which is a multiemployer plan as defined in
      ------------------
Section 4001(a)(3) of ERISA.

     "Note":  the Promissory Note in the principal amount of Three Million One
      ----
Hundred Thousand Dollars ($3,100,000) executed by the Company payable to Bank dated on or about even date herewith, as the same may be amended, supplemented or otherwise modified from time to time, together with all other promissory notes now or hereafter payable by the Company or any Subsidiary Guarantor to the Bank and all amendments, supplements and modifications thereof.

     "Operating Account":  means a checking account maintained by the Company
      -----------------
with the Bank.

     "PBGC":  the Pension Benefit Guaranty Corporation established pursuant to
      ----
Subtitle A of Title IV of ERISA or any entity succeeding to any or all of its functions.

     "Participant":  as defined in subsection 9.6.
      -----------

     "Person":  an individual, partnership, corporation, limited liability
      ------
company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

     "Permitted Liens":  as defined in subsection 7.3.
      ---------------

     "Plan":  at a particular time, any employee benefit plan which is covered
      ----
by ERISA and in respect of which the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

     "Prohibited Transaction":  any transaction set forth in Section 406 of
      ----------------------
ERISA or Section 4975 of the Code, for which a statutory, regulatory or individual exemption is not applicable.

     "Regulation U":  Regulation U of the Board of Governors of the Federal
      ------------
Reserve System.

     "Reorganization":  with respect to any Multiemployer Plan, the condition
      --------------
that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event":  any of the events set forth in Section 4043 of ERISA
      ----------------
(other than a Reportable Event as to which the provision of 30 days' notice has been waived by the PBGC under applicable regulations or to which penalties for failure to provide notice have been waived by applicable regulation or administrative action by the PBGC).

     "Requirement of Law":  as to any Person, the charter (certificate of
      ------------------
incorporation) and by-laws, articles of organization and operating agreements, and other organizational or governing documents of such Person, and any law, treaty, rule, order, regulation, statute, ordinance, code, decree or requirement of any Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, as may nor or at any time hereafter be in effect.

     "Responsible Officer":  the president of the Company or, with respect to
      -------------------
financial matters, the chief financial officer of the Company.

     "Revolving Credit Commitment":  the obligation of the Bank to make the Loan
      ---------------------------
to the Company hereunder in an aggregate principal amount at any one time outstanding not to exceed the Maximum Credit Amount.

     "Security Agreement":  the Security Agreement entered into by the Company
      ------------------
and the Bank on or about even date herewith, and the Security Agreement(s) entered into by the Subsidiary Guarantors and the Bank on or about even date herewith, all as the same may be amended, supplemented or otherwise modified from time to time, and related UCC financing statements.

     "Security Documents": the Security Agreement and the financing statements
      -------------------
relating thereto, the Guarantee, the Security Agreement and Collateral Assignment of Membership Interests entered into between the Company and Bank on or about even date herewith, the Pledge and Security Agreement entered into between the Company and Bank on or about even date herewith, the Trademark Security Agreement entered into between the Company and the Bank on or about even date herewith, and all other documents, instruments and agreements now or hereafter securing repayment of the Loan.

     "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but
      ---------------------
which is not a Multiemployer Plan.

     "Subsidiary": as to any Person, a corporation, partnership or other entity
      -----------
of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. With respect to the Company, the term "Subsidiary" shall include, without limitation, the Subsidiary Guarantors.

     "Subsidiary Guarantor(s)": Creditcorp of Tennessee, Inc., Check Into Cash
      ------------------------
of Iowa, Inc., Check into Cash of Kentucky, LLC, Check into Cash of Indiana, LLC, Check into Cash of Illinois, LLC, Check into Cash of Wisconsin, LLC, Check into Cash of Ohio, LLC, Jones Management Services, LLC, Check into Cash Holdings, Inc., Check into Cash of California, Inc., Check into Cash of Missouri, Inc., and Check into Cash of Nebraska, Inc., together with all other Persons now or hereafter party to the Guarantee executed by the Subsidiary Guarantors.

     "Tangible Net Worth": at any time, Corporate Net Worth less all amounts
      -------------------
included in the calculation thereof attributable to (i) goodwill (including all customer lists), (ii) intellectual property, (iii) non-competition agreements,
(iv) unamortized financing costs, (v) amounts due from Affiliates, Subsidiaries and other inter-company debts (but not including bona fide amounts owing for transactions permitted by Section 7.10) and (vi) all other intangibles which appear on the consolidated balance sheet of the Company and the Subsidiary Guarantors, all as determined in accordance with GAAP. The capitalized value of the warrants issued in favor of Sirrom Capital Corporation and the organizational expenses incurred by the Company and the Subsidiary Guarantors shall not be deducted from Corporate Net Worth in determining Tangible Net
      ---
Worth.

     "Termination Date": June 2, 2000.
      -----------------

          "UCC": the Uniform Commercial Code as from time to time in effect in
           ---
     the State of Tennessee.

          "Working Capital": at any time, the amount equal to the difference
           ----------------
     between Current Assets and Current Liabilities.

          1.2  Other Definitional Provisions. (a) Unless otherwise specified
               -----------------------------
therein, all terms defined in this Agreement shall have the defined meanings when used in the Note and other Loan Documents or any certificate or other document made or delivered pursuant hereto.

          (b) As used herein and in the Note, and any certificate or other document made or delivered pursuant hereto accounting terms relating to the Company and the Subsidiary Guarantors not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Schedule references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

   SECTION 2. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENT

          2.1  Revolving Credit Commitment. Subject to the terms and conditions
               ---------------------------
hereof, the Bank agrees to make revolving credit loans (the "Loan") to the Company from time to time during the Commitment Period in an aggregate principal amount at any one time outstanding not to exceed the Maximum Credit Amount. Notwithstanding anything to the contrary contained in any Loan Document, if the aggregate principal amount of the Loan at any time outstanding exceeds the Maximum Credit Amount, the Company shall immediately pay to the Bank such amounts necessary to reduce the then outstanding principal amount of the Loan to an amount not exceeding such Maximum Credit Amount.

          2.2  Note. The Loan made by the Bank shall be evidenced by the Note.
               ----

          2.3  Procedure for Revolving Credit Borrowing. The Company shall
               ----------------------------------------
designate to the Bank from time to time the officers and employees of the Company who may request that the Bank make advances of the Loan (an "Authorized Employee"). An Authorized Employee shall be deemed to be an Authorized Employee for the purpose of requesting advances of the Revolving Credit

Loans until thirty (30) days after the Bank receives written notice from the Company to the contrary. The Bank shall have no duty to verify the authenticity of the signature of any Authorized Employee on a written request for an advance of the Loan and, with respect to a verbal request for an advance of the Loan, the Bank shall have no duty to verify the identity of any person who represents himself or herself as an Authorized Employee. The Company shall make verbal requests for advances which shall be promptly confirmed in writing (by facsimile notice or other means) on such form reasonably required from time to time by the Bank. Each such request shall be given to the Bank not later than 12:00 p.m. E.S.T. on the Business Day during which the requested advance is to be made. All advances of the Loan may be made by the Bank into the Operating Account. The Bank shall not be required to make any advances into the Operating Account unless such advances are in accordance with this Agreement. The failure of the Bank to require any written requests for an advance or to follow any other procedures set forth in this Agreement shall not in any way affect the treatment of any advance into the Operating Account as an advance of the Loan under this Agreement.

          2.4  Credit Account. The Bank shall maintain on its books an account
               --------------
(the "Credit Account") which shall be debited for advances of the Loan (including all advances into the Operating Account) and other amounts chargeable to the Company with respect thereto (including interest accruing thereon) and credited for all payments received on the Loan. Each month the Bank shall render to the Company a statement of the Company's Credit Account which shall be deemed correct and accepted by and binding upon the Company unless the Bank receives a written statement of the Company's specific exceptions thereto within thirty
(30) days from the date of mailing of the written statement to the Company. The statements of the Credit Account and books of account of the Bank shall constitute prima facie evidence of the balance in the Credit Account.

          2.5  Letter of Credit Subfeature. As a subfeature under the Loan, Bank
               ---------------------------
may from time to time up to and including the Termination Date, issue letters of credit for the account of Company (each a "Letter of Credit" and collectively, "Letters of Credit"); provided, however, that the form and substance of each Letter of Credit shall be subject to the approval by Bank in its sole discretion and the Company shall pay the Bank a fee of one percent (1%) per annum due upon issuance or renewal of a Letter of Credit; provided further that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed Five Hundred Thousand Dollars ($500,000.00). Each Letter of Credit shall be issued for a term not to exceed three hundred and sixty (360) days, as designated by Company. The undrawn amount of all Letters of Credit plus any and all amounts paid by Bank in connection with drawings under any Letter of Credit for which the Bank has not been reimbursed shall be reserved under the revolving credit facility established under this Agreement, shall be considered an outstanding Loan under this Agreement for purposes of computing the Maximum Credit Amount. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Loan and shall be repaid in accordance with the terms of the Note; provided, however, that if at the time any draft is paid by the Bank, advances are not available under the Loan due to any limitation of borrowing set forth herein or in any other Loan Document or for any other reason (including, without limitation, at any time the then outstanding Loans exceed the Maximum Credit Amount or any time a draft is paid by the Bank after the Termination
Date), then the full amount of such draft shall be immediately due and payable, together with interest thereon, from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at the Default Rate of interest as set forth in the Note. In such event, Company agrees that Bank, in Bank's sole discretion, may debit the Company's deposit accounts with Bank for the amount of such draft. If the expiry date of any Letter of Credit is later than the Termination Date, then at least fifteen (15) days prior to the Termination Date the Company shall deposit with the Bank funds in the amount of the face amount of such Letters of Credit or such other collateral as Bank may reasonably request.

          2.6  Usage Fee. Company will pay hereafter on the last day of each
               ---------
March, June, September and December, during the Commitment Period, commencing September 30, 1997, and shall also pay on the Termination Date, an unused loan fee at a rate of .125 percent per annum of the average daily unused portion of the Loan (the aggregate undrawn amount of all outstanding Letters of Credit shall be considered as used for purposes of calculating this fee) during the prior period. The Company may at any time upon written notice to Bank permanently reduce the amount of the Loan at which time the obligation of the Company to pay an unused loan fee shall thereupon correspondingly be reduced.

     SECTION 3. GENERAL PROVISIONS APPLICABLE TO THE LOANS

          3.1  Optional Prepayments. The Company may at any time and from time
               --------------------
to time prepay the Loan, in whole or in part, on one Business Days' irrevocable notice to the Bank, specifying the date and amount of prepayment. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein.

          3.2  Interest Rates and Payment Dates. (a) The Loan shall bear
               --------------------------------
interest at a rate per annum equal to the rate set forth in the Note.

          (b) Upon the occurrence of an Event of Default and the acceleration of the amounts due under the Note, to the extent permitted by applicable law, the rate of interest on the aggregate of the unpaid principal amount of the Note, accrued interest and all other sums payable in connection therewith, shall (as well after as before judgment), at the option of Bank, be increased to an amount equal to two percent (2%) above the then applicable interest rate set forth in the Note, such amount not to exceed the Maximum Rate (as defined in the Note). In addition to the foregoing, to the extent permitted by applicable law, Bank may impose a delinquency charge in an amount not to exceed five percent (5%) of any payment not received within fifteen (15) days of its due date.

          (c) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (b) of this
      --------
subsection shall be payable on demand.

          3.3  Computation of Interest and Fees. (a) Interest on the Loan shall
               --------------------------------
be calculated on the basis of a 360-day year for the actual number of days elapsed to the extent permitted by applicable law. To the extent applicable, any change in the interest rate on the Loan resulting from a change in the LIBOR Rate (as defined in the Note) shall become effective as of the opening of business on the day on which such change is announced.

          (b) All payments (including prepayments) to be made by the Company hereunder and under the Note, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:00 Noon, Chattanooga time, on the due date thereof to the Bank, at its offices in Chattanooga, Tennessee, in Dollars and in immediately available funds. If any payment hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Bank to enter into this Agreement and to make the Loan, the Company and each Subsidiary Guarantor hereby represents and warrants to the Bank that:

          4.1  Financial Condition. The combined balance sheet of the Company
               -------------------
and Subsidiary Guarantors as at December 31, 1996, and the related combined statements of income, of equity and of cash flows for the period ended on such date, copies of which have heretofore been furnished to the Bank, are complete and correct and present fairly the combined financial position of the Company and Subsidiary Guarantors as at such date, and the combined results of its operations and cash flows for the period then ended. The unaudited balance sheet of the Individual Guarantor as of December 31, l996, and the related unaudited statements of income and of cash flows for the period ending on such date, copies of which have heretofore been furnished to the Bank, are complete and correct and present fairly the financial position of the Individual Guarantor as at such date. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved.

          4.2  No Change. Since the date of the financial statements referred to
               ---------
in subsection 4.1, there has been no development or event nor any prospective development or event, which has had or could have a Material Adverse Effect and there are no liabilities of the Company, any Subsidiary Guarantor or the Individual Guarantor, fixed or contingent, which are material but are not reflected in such financial statements other than liabilities arising in the ordinary course of business since December 31, 1996. The Company, the Individual Guarantor, and the Subsidiary Guarantors do not have any Indebtedness or Guarantee Obligation other than those which have been disclosed to the Bank in writing.

          4.3  Existence; Compliance with Law. The Company and each Subsidiary
               ------------------------------
Guarantor (a) is duly organized, validly existing and in good standing under the laws of the state of its organization, (b) has the power, authority, and legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except any noncompliance which in the aggregate would not have a Material Adverse Effect. The Company, each Subsidiary Guarantor, and the Individual Guarantor have complied with all Requirements of Law in the operation of their business and the ownership of their assets (including obtaining licenses and permits necessary for the operation of their business) except any noncompliance which in the aggregate would not have a Material Adverse Effect.

          4.4  Power; Authorization; Enforceable Obligations. Company and each
               ---------------------------------------------
Subsidiary Guarantor has the power and authority, and the legal right, to make, deliver and perform this Agreement, the Note, the Guarantee, and the other Loan Documents to which it is a party, as applicable, and to borrow hereunder and has taken all necessary action to authorize the borrowings on the terms and conditions of this Agreement, the Note, the Guarantee, and the other Loan Documents to which it is a party and to authorize the execution, delivery and performance of this Agreement, the Note, the Guarantee, and the other Loan Documents to which it is a party. No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the borrowings hereunder or with respect to the execution, delivery, performance, validity or enforceability of this Agreement, the Note, the Guarantee, or any of the other Loan Documents. This Agreement has been, and each Note, the Guarantee, and other Loan Document will be, duly executed and delivered on behalf of the Company and each Subsidiary Guarantor (as applicable). This Agreement constitutes, and the Note, the Guarantee, and the other Loan Documents when executed and delivered will constitute, legal, valid and binding obligations of the Company, the Individual Guarantor, and the Subsidiary Guarantors (as applicable), enforceable against the Company, the Individual Guarantor, and the Subsidiary Guarantors (as applicable) in accordance with its terms.

          4.5  No Legal Bar. The execution, delivery and performance of this
               ------------
Agreement, the Note and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or Contractual Obligation of the Company, the Individual Guarantor, or any Subsidiary Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

          4.6  No Litigation. No litigation, investigation or proceeding of or
               -------------
before any arbitrator or Governmental Authority is pending or, to the knowledge of the Company or any Subsidiary Guarantor, threatened by or against the Company, the Individual Guarantor, or any Subsidiary Guarantor, or against any of its or their respective properties or revenues except as set forth on Exhibit 4.6.

          4.7  No Default. None of the Company, the Individual Guarantor, or any
               ----------
Subsidiary Guarantor is in default under or with respect to any of its Contractual Obligations except such defaults which in the aggregate do not have a Material Adverse Effect. No Default or Event of Default has occurred and is Continuing.

          4.8  Ownership of Property; Liens. The Company and each Subsidiary
               ----------------------------
Guarantor has good and marketable title to all its assets and none of such assets is subject to any Lien other than a Permitted Lien.

          4.9  Intellectual Property. The Company and each Subsidiary Guarantor
               ---------------------
owns, or is licensed to use, all trademarks, trade names, service names, service marks, copyrights, patents, technology, know-how and processes necessary for the conduct of its business as currently conducted (the "Intellectual Property").
No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does the Company or any Subsidiary know of any valid basis for any such claim. The use of such Intellectual Property by the Company or any Subsidiary does not infringe on the rights of any Person. Except as set forth on Exhibit 4.9, neither the Company nor any Subsidiary Guarantor has registered any trademark, trade name, service name, service mark, copyright, or patent.

          4.10  No Burdensome Restrictions. Except as set forth on Exhibit 4.10,
                --------------------------
there is no Requirement of Law or Contractual Obligation of the Company or any Subsidiary Guarantor with respect to which the Company or Subsidiary Guarantor is not in compliance, the failure to be in compliance with which would have a Material Adverse Effect.

          4.11  Taxes. The Company, the Individual Guarantor, and each
                -----
subsidiary Guarantor has filed or caused to be filed all tax returns which are required to be filed and have paid all taxes shown to be due and payable on said returns or on any assessments made against any of them or any of their property and all other taxes, fees or other charges imposed on any of them or any of their property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on its books); no tax Lien has been filed; and, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.12  Federal Regulations. No part of the proceeds of the Loan will be
                -------------------
used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect or for any purpose which violates the provisions of the Regulations of such Board of Governors. If requested by the Bank, the Company will furnish to the Bank a statement to the foregoing effect in conformity with the requirements of FR Form 0-1 referred to in said Regulation U.

          4.13  ERISA. Each Plan which is intended to be qualified under Section
                -----
401(a) of the Code as currently in effect has been determined by the Internal Revenue Service to be so qualified, and each trust related to any such Plan is exempt from federal income tax under Section 501(a) of the Code as currently in effect. Neither a Reportable Event nor Prohibited Transaction which could reasonably result in a Material Adverse Effect has occurred with respect to any Plan. Each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No circumstances exist which constitute reasonable grounds entitling the PBGC to institute proceedings to terminate, or appoint a trustee to administer, any Plan, nor has the PBGC instituted any such proceeding. The present value of all benefit liabilities under each Single Employer Plan maintained by the Company or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such benefit liabilities. Neither the Company nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that could reasonably result in a Material Adverse Effect. Neither the Company nor any Commonly Controlled Entity would become subject to any liability under ERISA that could reasonably result in a Material Adverse Effect if the Company or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. To the knowledge of the Company, no such Multiemployer Plan is in Reorganization or Insolvent. The present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Company and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits.

          4.14  Investment Company Act; Other Regulations. Neither the Company
                -----------------------------------------
nor any Subsidiary Guarantor is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Company nor any Subsidiary Guarantor is subject to regulation under any Federal or State statute or regulation which limits its ability to incur Indebtedness.

          4.15  Subsidiaries. The Company has no Subsidiaries or Affiliates that
                ------------
are not natural Persons except for the Subsidiary Guarantors and the other
                        ------
Affiliates and Subsidiaries identified on Exhibit 4.15 (as such Exhibit 4.15 may be updated from time to time in connection with the formation of new Affiliates and Subsidiaries). The Subsidiary Guarantors have no Subsidiaries and have no Affiliates that are not natural Persons except the Company, the other Subsidiary Guarantors and the other Affiliates identified on Exhibit 4.15 (as such Exhibit
4.15 may be updated from time to time in connection with the formation of new Affiliates and Subsidiaries).

          4.16  Purpose of Loans. The proceeds of the Loan shall be used by the
                ----------------
Company and the Subsidiary Guarantors for general working capital, to fund the operations of the Company and the Subsidiary Guarantors (including but not limited to, capitalizing new Subsidiary Guarantors, lending or contributing funds to Subsidiary Guarantors to finance their respective operations, and expanding the existing operations of the Company and the Subsidiary Guarantors in existing and new markets), and to refinance existing senior debt facilities (not including the current debt facilities owing to Sirrom Capital Corporation) and for capital expenditures. The proceeds of the Loan will not be used for any other purpose.

          4.17  Environmental Matters. To the best of the Company's and each
                ---------------------
Subsidiary Guarantor's knowledge and except as to matters which individually or in the aggregate are not reasonably expected to result in a Material Adverse Effect, each of the representations and warranties set forth in paragraphs (a) through (e) of this subsection is true and correct with respect to each parcel of real property owned or leased by the Company or any Subsidiary Guarantor (individually, a "Property" and collectively, the "Properties"):

          (a) The Properties do not contain in, on, or under, including, without limitation, the soil and groundwater thereunder, any Hazardous Materials.

          (b) The Properties and all operations and facilities at the Properties are in material compliance with all applicable Environmental Laws, and there is no violation of any applicable Environmental Law which will materially interfere with the continued operation of any of the Properties or materially impair the fair saleable value of any thereof.

          (c) Neither the Company nor any Subsidiary Guarantor has received any notice of material violation or violation of any applicable Environmental Law, the violation of which will have a Material Adverse Effect, with regard to the Properties, nor is the Company or any Subsidiary Guarantor aware that any Governmental Authority is contemplating delivering to the Company any such notice.

          (d) Hazardous Materials have not been generated, treated, stored, disposed of by the Company or any Subsidiary Guarantor, at, on or under any of the Properties, nor have any Hazardous Materials been transferred by the Company or any Subsidiary Guarantor from the Properties to any other location.

          (e) There are no governmental, administrative actions or judicial proceedings pending under any Environmental Laws to which the Company is named as a party with respect to the Properties which if adversely determined is likely to have a Material Adverse Effect, nor are there any consent decrees, consent orders or administrative orders outstanding under any applicable Environmental Law with respect to any of the Properties.

          4.18  Security Agreement. The provisions of the Security Documents are
                ------------------
effective to create in favor of the Bank a legal, valid and enforceable security interest in all right, title and interest of the Company and the Subsidiary Guarantors in the Collateral described therein, and upon the filing and recording of the financing statements executed in connection with this Agreement, the Bank shall have a fully perfected security interest in all right, title and interest of the Company and Subsidiary Guarantors in such Collateral in which a security interest may be perfected by the filing of a financing statement superior in right to any Liens which any third Person may have against such Collateral or interests therein (assuming the validity and enforceability of the Intercreditor Agreement entered into between the Bank and Sirrom Capital Corporation) save and except for Permitted Liens.

                   4.19 Capitalization. As of the date of this Agreement, the
                        --------------
Capital Stock of the Company and each of the Subsidiary Guarantors is owned as set forth in Exhibit 4.19. Neither Company nor any Subsidiary Guarantor is a party to any agreement, whether oral or written, or both, concerning the issuance, repurchase or redemption of any of its Capital Stock except for the Stock Purchase Warrants issued in favor of Sirrom Capital Corporation and the potential forfeiture of restricted stock issued to Steven Scoggins as described on Exhibit 4.19. All of the Capital Stock of the Company and each Subsidiary Guarantor has been validly and properly issued in accordance with all Requirements of Law including, without limitation, the "blue sky" laws of all applicable state and the federal securities laws.

                   4.20 Solvency. The Company and the Subsidiary Guarantors on a
                        --------
consolidated basis are and after the consummation of the transactions described in this Agreement will be solvent, able to pay their debts as they become due, and have and will have sufficient capital to carry on their businesses. The Company and the Subsidiary Guarantors now own property having a value on a consolidated basis both of fair valuation and at present fair salable value greater than the amount required to pay the Company's and the Subsidiary Guarantors' (as applicable) Indebtedness (including all Indebtedness contemplated by this Agreement). The Company and the Subsidiary Guarantors on a consolidated basis will not be rendered insolvent by the execution and delivery of this Agreement or any of the other Loan Documents or by the transactions contemplated hereby or thereby.

                   4.21 Fees; Commissions. The Company and Subsidiary Guarantors
                        -----------------
have not agreed to pay any finder's fee, commissions, origination fee or other fee or charge to any Person or entity other than Bank with respect to the transactions contemplated by this Agreement.

                   4.22 Truth of Representations. Neither this Agreement nor any
                        ------------------------
of the other Loan Documents, nor any other agreements, instruments, reports, schedules, certificates or documents heretofore simultaneously with the execution of this Agreement delivered to Bank in connection with the negotiation and the making of the Loans contains any misrepresentation or untrue statement of a material fact or omits to state any material fact necessary to make this Agreement, the other Loan Documents, and such other agreements, instruments, reports, schedules, certificates and documents not misleading.

                        SECTION 5. CONDITIONS PRECEDENT

                   5.1 Conditions to Initial Loans. The agreement of the Bank to
                       ---------------------------
make the Loan is subject to the satisfaction, immediately prior to or concurrently with the making of such Loan on the Closing Date, of the following conditions precedent:

                   (a) Loan Documents. The Bank shall have received (i) this
                       --------------
          Agreement, executed and delivered by a duly authorized officer of the Company and each Subsidiary Guarantor (as applicable), (ii) the Note executed by a duly authorized officer of the Company, (iii) the Security Agreements and related UCC-l financing statements, executed and delivered by a duly authorized officer of the Company and each Subsidiary Guarantor (as applicable), (iv) the Guarantee, executed and delivered by the Individual Guarantor and each Subsidiary Guarantor (as applicable), and (v) all of the other Loan Documents executed by a duly authorized officer of the Company or Subsidiary Guarantor (as applicable) and by the Individual Guarantor where required.

                   (b) Corporate Proceedings. The Bank shall have received: (i)
                       ---------------------
          a copy of the resolutions, in form and substance satisfactory to the Bank, of the Board of Directors of the Company and the Board of Directors or Members, as applicable of each Subsidiary Guarantor authorizing (a) the execution, delivery and performance of this Agreement, the Note and the other Loan Documents, and (b) the borrowings contemplated hereunder, certified by the Secretary of the Company and appropriate officer of each Subsidiary Guarantor as of the Closing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and shall be in form and substance satisfactory to the Bank; and (ii) an incumbency certificate concerning the Company's and each Subsidiary Guarantor's officers certified by the Secretary of the Company and appropriate officer of each Subsidiary Guarantor in form and substance satisfactory to the Bank.

                   (c) Corporate Documents. The Bank shall have received true
                       -------------------
          and complete copies of the certificate of incorporation of the Company and certificate of incorporation/articles of organization, as amended, of each Subsidiary Guarantor, certified as of the Closing Date by the Secretary of State as a complete and correct copy thereof, a certificate of existence regarding the Company and each Subsidiary Guarantor from the Secretary of State, and bylaws of the Company and bylaws/operating agreement of each Subsidiary Guarantor, certified as of the Closing Date as a complete and correct copy thereof by the Secretary of the Company and appropriate officer of the Subsidiary Guarantor.

                   (d) No Violation. The consummation of the transactions
                       ------------
          contemplated hereby shall not contravene, violate or conflict with, nor involve the Bank, Company, any Subsidiary Guarantor, or the Individual Guarantor in any violation of, any Requirement of Law.

                   (e) Officer's Certificate. The Bank shall have received a
                       ---------------------
          certificate of a Responsible Officer of the Company and an appropriate officer of each Subsidiary Guarantor stating that all of the representations and warranties are true and correct in all material respects as of the Closing Date.

                   (f) Legal Opinions. The Bank shall have received the executed
                       --------------
          legal opinion of Alston & Bird LLP, counsel to the Company and the Subsidiary Guarantors in the form and substance satisfactory to Bank.

                   (g) Filings, Registrations and Recordings. Any documents,
                       -------------------------------------
          including, without limitation, financing statements, required to be filed, and any other actions required to be taken, under or in connection with any of the Security Documents in order to create, in favor of the Bank, a perfected first priority security interest in the Collateral, shall have been properly filed and the Bank shall have received evidence satisfactory to it of each such filing, registration, recordation or other action and satisfactory evidence of the payment of any necessary fee, tax or expense relating thereto.

                   (h) Lien Releases. The Bank shall have received evidence
                       -------------
          satisfactory to it that UCC-3 termination statements and other Lien release documentation shall have been duly executed and properly filed or delivered to the Bank for filing on terms and conditions acceptable to the Bank, and all other necessary actions shall have been taken, to the extent necessary to effect the complete and irrevocable release of all Liens on the assets of the Company or any Subsidiary Guarantor except for Permitted Liens.

                   (i) Lien Searches. The Bank shall have received the results
                       -------------
          of a recent search by a Person satisfactory to the Bank of the Uniform Commercial Code filings and tax and judgment liens which may have been filed with respect to the personal or real property of the Company and each Subsidiary Guarantor.

                   (j) Insurance. The Bank shall have received such
                       ---------
          certificates, endorsements and other evidence satisfactory to it that the Company and each Subsidiary Guarantor has obtained the insurance policies required by subsection 6.5 and by the Security Documents all in form and substance satisfactory to the Bank.

                   (k) Financial Statements. The Bank shall have received
                       --------------------
          consolidated financial statements of the Company and Subsidiary Guarantors and financial statements of the Individual Guarantor which must be satisfactory in form and substance to the Bank.

                   (1) Intercreditor Agreements. The Bank shall have received
                       ------------------------
          the Intercreditor Agreements which shall be in form and substance satisfactory to the Bank.

                   (m) Landlord's Waiver. The Bank shall have received the
                       -----------------
          Landlord's Waiver which shall be in form and substance satisfactory to the Bank, and a certified copy of the leases relating to the Landlord's Waiver.

                   (n) Miscellaneous. The Bank shall have received such other
                       -------------
          approvals, opinions, documents and agreements as Bank shall reasonably request all in form and substance satisfactory to Bank.

                   5.2 Conditions to All Loans. The agreement of the Bank to
                       -----------------------
make any advance of the Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

                   (a) Representations and Warranties. Each of the
                       ------------------------------
          representations and warranties made by the Company, any Subsidiary Guarantor, or Individual Guarantor in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date, except any and all representations made as of a specified date, and by this subsection, the Company and each Subsidiary Guarantor represents and warrants that on the date of each Loan such representations and warranties shall be true and correct in all material respects.

                   (b) No Default. No Default or Event of Default shall have
                       ----------
          occurred and be continuing on such date or after giving effect to the advance requested to be made on such date.

                   (c) Additional Documents. The Bank shall have received each
                       --------------------
          additional document, instrument, legal opinion or item of information reasonably requested by it.

          (d) Additional Matters. All corporate and other proceedings, and all
              ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, and the other Loan Documents shall be satisfactory in form and substance to the Bank, and the Bank shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

Each borrowing by the Company hereunder shall constitute a representation and warranty by the Company and each Subsidiary Guarantor as of the date of such Loan that the conditions contained in this subsection 5.2 have been satisfied.

                       SECTION 6. AFFIRMATIVE COVENANTS

          The Company and each Subsidiary Guarantor hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note (or Letter of Credit) remains outstanding and unpaid or any other Indebtedness is owing to the Bank hereunder or under any other Loan Document, the Company and each Subsidiary Guarantor shall:

         6.1  Financial Statements. Furnish to the Bank:
              --------------------

          (a) as soon as available, but in any event within one hundred twenty
     (120) days after the end of each fiscal year of the Company, a copy of the consolidated balance sheet of the Company and the Subsidiary Guarantors as at the end of such year and the related consolidated statements of income, of equity and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, accompanied by an audit report including an unqualified opinion on such statements acceptable to the Bank by an independent certified public accountant selected by the Company and acceptable to the Bank; and

          (b) as soon as available, but in any event not later than forty-five
     (45) days after the end of each month, the consolidated balance sheet of the Company and the Subsidiary Guarantors as at the end of such month and the related unaudited statements of income and retained earnings and of cash flows of the Company and the Subsidiary Guarantors for such month and the portion of the fiscal year through the end of such month and for the twelve month period ending at the end of such month (i.e., rolling twelve month), setting forth in each case in comparative form the figures for the previous year, certified and signed by a Responsible Officer as being fairly stated in all material respects.

          (c) As soon as available, but in any event not later than fifteen (15) days after the end of each month, a monthly volume and status report to include the total amount of checks then held by the Company and Subsidiary Guarantors, the bad debt reserve of the Company and the Subsidiary Guarantors, the delinquencies, and aged recency and contractual basis reports, all of which shall be certified and signed by a Responsible Officer as being fairly stated in all material respects; and

          (d) as soon as available, but in any event not later than one hundred twenty (120) days after the end of each calendar year, the unaudited balance sheet of the Individual Guarantor as at the end of such year and related statements as reasonably requested by Bank certified and signed by the Guarantor as being fairly stated in all material respects all in such form as Bank may from time to time request;

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in the case of items (a),
(b), and (d) of this Section 6.1, in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods.

          6.2  Certificates; Other Information. Furnish to Bank:
               -------------------------------

          (a) concurrently with the delivery of the financial statements referred to in subsection 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of the financial statements referred to in subsections 6.1(a) and with delivery of the monthly statements referred to in subsection 6.1(b), a certificate of a Responsible Officer stating that the Company and Subsidiary Guarantors during such period have observed or performed all of the covenants and other agreements, and satisfied every condition, contained in this Agreement and in the Note and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that no Default or Event of Default has occurred except as specified in such certificate, which certificates shall also include a computation of all quantitative covenants (including, without limitation, the computation of the Leverage Ratio for purposes of adjusting the interest rate under the Note);

          (c) not later than thirty (30) days prior to the end of each fiscal year of the Company and Subsidiary Guarantors, a copy of the projections by the Company of the operating budget and cash flow budget of the Company and Subsidiary Guarantors for the succeeding fiscal year, such projections to be accompanied by a certificate of a Responsible Officer to the effect that such officer has no reason to believe they are incorrect or misleading in any material respect and are based on reasonable assumptions;

          (d) promptly, such additional financial and other information as Bank may from time to time reasonably request.

          6.3  Payment of Obligations. Pay, discharge or otherwise satisfy at or
               ----------------------
before maturity or before they become delinquent, as the case may be, all its obligations and Indebtedness of whatever nature (including, without limitation, the obligations and Indebtedness under the Loan Documents and all taxes and other charges levied by any Governmental Authority), except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Company.

          6.4  Conduct of Business, Maintenance of Existence and Compliance with
               -----------------------------------------------------------------
Law. Continue to engage in business of the same general type as now conducted by
---
it and preserve, renew and keep in full force and effect its corporate (organizational) existence, good standing and qualification in all jurisdictions where such qualification is required, and take all reasonable action to maintain all rights, privileges, franchises and Intellectual Property necessary or desirable in the normal conduct of its business; comply with all Contractual Obligations and Requirements of Law except for noncompliances which in the aggregate do not have a Material Adverse Effect. If Company or any Subsidiary Guarantor begins using any new trademark, trade name, service name, service mark, copyright or patent then Company and the Subsidiary Guarantor shall provide Bank prompt notice of that use and execute all documents and take such other actions as may be requested by Bank to perfect Bank's security interest therein.

          6.5  Maintenance of Property; Insurance. Keep all assets useful and
               ----------------------------------
necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies insurance in at least such amounts and against at least such risks (but including in any event public liability, product liability, fire and extended coverage, worker's compensation, and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business and in accordance with the Security Documents and as otherwise from time to time reasonably requested by Bank; and furnish to the Bank, upon written request, full information as to the insurance carried.

          6.6  Inspection of Property; Books and Records; Discussions.
               ------------- ----------------------------------------
Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities, and permit representatives of the Bank to visit and inspect any of its properties and Collateral (including all checks and other instruments then held by it) and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Company and Subsidiary Guarantors with officers and employees of the Company and Subsidiary Guarantors and with their independent certified public accountants.

          6.7  Notices. Promptly give notice to the Bank of:
               -------

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of the Company or any Subsidiary Guarantor which may have a Material Adverse Effect or (ii) litigation, investigation or proceeding which may exist at any time between the Company or any Subsidiary Guarantor and any Governmental Authority which may have a Material Adverse Effect;

          (c) any litigation or proceeding affecting the Company, the Individual Guarantor, or any Subsidiary Guarantor in which the amount involved is Fifty Thousand Dollars ($50,000) or more or in which injunctive or similar relief is sought;

          (d) the following events, as soon as possible and in any event within thirty (30) days after the Company or any Subsidiary Guarantor knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Company or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan;

          (e) a material adverse change in the business, operations, assets or position (financial or otherwise) of the Company, Individual Guarantor or any Subsidiary Guarantor; and

          (f) any default by Company, Individual Guarantor or any Subsidiary under any other Indebtedness including, without limitation, any Indebtedness owing to any other party to the Intercreditor Agreements.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Company, Individual Guarantor or Subsidiary Guarantor proposes to take with respect thereto.

          6.8  Environmental Laws.
               ------------------

          (a) Comply with, and insure material compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and insure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, registrations or permits required by applicable Environmental Laws;

          (b) conduct all investigations, studies, sampling and testing, and all remedial, removal and other actions required of the Company or any Subsidiary Guarantor under applicable Environmental Laws and comply with all lawful orders against the Company or any Subsidiary Guarantor of all Governmental Authorities respecting applicable Environmental Laws; and

          (c) defend, indemnify and hold harmless the Bank and its employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the material violation of or noncompliance by the Company or any Subsidiary Guarantor with any applicable Environmental Laws or the presence of any Hazardous Wastes on any property owned or operated by Company or any Subsidiary Guarantor, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses. The covenants contained in this Section shall survive the repayment of the Indebtedness hereunder and the termination of this Agreement.

          6.9  Accounts. Maintain the Operating Account at Bank into which
               --------
advances of the Loan may be made in accordance with Section 2.3.

          6.10  ERISA. Fund all Plans in accordance with ERISA and not permit,
                -----
with respect to a Single Employer Plan, any unfunded pension liability or Reportable Event to occur that could reasonably result in a Material Adverse Effect, and cause each Plan (other than a Multiemployer Plan) to comply in all material respects with the provisions of ERISA and the Code and all other Requirements of Law and the respective requirements of the governing documents for such Plans. With respect to any Plan (other than a Multiemployer Plan), neither Company, any Commonly Controlled Entity, nor any such Plan shall engage in any Prohibited Transaction, incur any "accumulated funding deficiency" (as defined in ERISA) whether or not waived, under fund or terminate any Plan in an manner which could result in the imposition of a Lien on any assets of the Company or any Commonly Controlled Entity under ERISA, or take, or permit to be taken, any act which would constitute a violation of Section 4.13 except for such actions, omissions or failures that would not in the aggregate reasonably result in a Material Adverse Effect.

                         SECTION 7. NEGATIVE COVENANTS

          The Company and each Subsidiary Guarantor hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note (or Letter of Credit) remains outstanding and unpaid or any other Indebtedness is owing to the Bank hereunder or under any other Loan Document, the Company and each Subsidiary Guarantor shall not:

          7.1  Financial Condition Covenants
               -----------------------------

          (a) Maintenance of Tangible Net Worth. Permit Tangible Net Worth
              ---------------------------------
     (measured at the end of each fiscal quarter beginning with the quarter ended December 31, 1996) of Company and Subsidiary Guarantors on a consolidated basis to be less than the sum of: $1,750,000 (giving effect to the 1996 tax allowance) plus seventy-five percent (75%) of cumulative
                             ----
     Corporate Net Income (after allowance for shareholders tax liability if S corporation election is made and after allowance for member tax liability with respect to limited liability companies including allowance for such shareholder and member tax liabilities for the period ending December 31,
     1996) for each fiscal quarter beginning with the quarter ending March 31, 1997, plus any amounts received in connection with the issuance of any
           ----
     Capital Stock.

          (b) Leverage Ratio. Permit the Leverage Ratio to be greater than the
              --------------
     amount set opposite such period below:

          Period                                Ratio
          ------                                -----

       Closing Date through
       Fiscal Year Ending
       December 31, 1997                      2.8 to 1

       January 1, 1998 through
       June 30, 1998                          2.5 to 1

       For each period after
       June 30, 1998                          2.0 to 1

The Leverage Ratio shall be measured at the end of each fiscal quarter on a rolling four-quarter basis.

          (c) Fixed Charges Coverage Ratio. Permit Fixed Charges Coverage of
              ----------------------------
Company and Subsidiary Guarantors on a consolidated basis to be less than or equal to the ratio set forth opposite such period below:

          Period                                Ratio
          ------                                -----

       Closing Date through
       Fiscal Year Ending
       December 31, 1997                      1.25 to 1

       Fiscal Year Ending
       December 31, 1998                      1.35 to 1

       For each period after
       December 31, 1998                      1.4 to 1

The Fixed Charges Coverage ratio shall be measured at the end of each fiscal quarter on a rolling four-quarter basis.

          7.2  Limitation on Indebtedness. Create, incur, assume or suffer to
               --------------------------
exist any Indebtedness, except: (i) Indebtedness in respect of the Loan, the Note and other obligations of the Company under this Agreement and the other Loan Documents; (ii) accounts payable for goods or services which are incurred in the ordinary course of business; (iii) Indebtedness permitted under the Intercreditor Agreements to the extent such Indebtedness is subordinated to the Indebtedness owing to the Bank pursuant to the Intercreditor Agreements; (iv) Indebtedness relating to purchase money security interests to the extent permitted under Subsection 7.3 below; and (v) Indebtedness from a Subsidiary Guarantor to the Company or between or among Subsidiary Guarantors.

          7.3  Limitation on Liens. Create, incur, assume or suffer to exist any
               -------------------
Lien upon any of its property, assets or revenues (including, without limitation, the Collateral), whether now owned or hereafter acquired, except for
(i) Liens for taxes
not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained
             --------
on the books of the Company or Subsidiary Guarantor (as applicable) in conformity with GAAP, (ii) Liens in favor of the Bank under the Loan Documents,
(iii) Liens in favor of Sirrom Capital Corporation to the extent such Liens are subordinated to the Liens in favor of the Bank pursuant to the provisions of the Intercreditor Agreements, (iv) Liens for purchase money security interests on the assets financed with such purchase money loans so long as the aggregate amount of such purchase money loans does not exceed $150,000 per calendar year, and (v) mechanics' and materialmens' Liens for amounts payable by the Company or a Subsidiary Guarantor which are not yet due or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with
                                       --------
respect thereto are maintained on the books of the Company or Subsidiary Guarantor (as applicable) in conformity with GAAP ("Permitted Liens").

          7.4  Limitation on Guarantee Obligations. Create, incur, assume or
               -----------------------------------
suffer to exist any Guarantee Obligation other than the Guarantee Obligations of the Subsidiary Guarantors in favor of the Bank and in favor of Sirrom Capital Corporation so long as such Guarantee Obligations are subordinated to the Indebtedness owing to the Bank in accordance with the provisions of the Intercreditor Agreements.

          7.5  Limitations on Fundamental Changes. Enter into any merger,
               ----------------------------------
consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business. Neither Company nor any Subsidiary Guarantor shall have any Affiliates (other than Creditors' Adjustment Bureau, Inc.) or subsidiaries which are engaged in the check cashing or deferred deposit business or operate with the trade style "Check into Cash" or any similar trade style other than Company and the Subsidiary Guarantors (provided that Company may form such Subsidiaries after the date of this Agreement if such Subsidiaries become Subsidiary Guarantors before commencing active operation of their respective businesses). All new Subsidiary Guarantors shall join in the Guarantee and shall execute an appropriate Security Agreement and other Security Documents, and the Company shall execute appropriate stock/membership pledge agreements relating to the Capital Stock of all new Subsidiary Guarantors. Neither Company nor any Subsidiary Guarantor shall begin operations in any new market or other territory without providing Bank prior written notice of the intended operations and providing Bank all UCC-l Financing Statements and other documents necessary to perfect Bank's interest in the Collateral in or with respect to the new market or territory.

          7.6  Limitation on Sale of Assets. Convey, sell, lease, assign,
               ----------------------------
transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests and including, without limitation, the Collateral), whether now owned or hereafter acquired, except that any Subsidiary Guarantor may enter into any such transaction with the Company or any other Subsidiary Guarantor.

          7.7  Limitation on Dividends and Stock Redemption. Declare or pay any
               --------------------------------------------
dividend (other than dividends payable solely in common stock) on, make any other distribution in respect of, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of the Company or any Subsidiary Guarantor or any warrants or options to purchase any such Capital Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Company or any Subsidiary Guarantor except that (i) any Subsidiary Guarantor which is a limited liability company may make distributions to its members in the amount necessary for those members to pay income taxes on amounts attributable to the operations of the Subsidiary Guarantor; (ii) any Subsidiary Guarantor may make distributions to any other Subsidiary Guarantor or the Company, as the case may be; and (iii) the Company, as appropriate and required, may redeem the shares of restricted stock issued to Steven Scoggins in accordance with the terms described on Exhibit 4.19.

          7.8  Intentionally omitted.
               ---------------------

          7.9  Limitation on Investments, Loans and Advances. Make any advance,
               ---------------------------------------------
loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment in, any Person, except:

          (a)  advances of cash in the ordinary course of business; and

          (b) investments in and loans to (i) the Subsidiary Guarantors by the Company or any other Subsidiary Guarantor or (ii) the Company by any Subsidiary Guarantor (provided that the Company or the Subsidiary Guarantor (as the case may be) making such loan or advance shall, if such loan or advance is evidenced by an instrument or other document, deliver such document or instrument to the Bank with all necessary endorsements as additional Collateral); and

          (c)  investments in Cash Equivalents.

          7.10  Transactions with Affiliates. Enter into any transaction,
                ----------------------------
including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate or Subsidiary unless such transaction is otherwise not prohibited under this Agreement, is in the ordinary course of the Company's or Subsidiary Guarantor's business and is upon fair and reasonable terms no less favorable to the Company or the Subsidiary Guarantor, as the case may be, than it would obtain in a comparable arm's length transaction with a Person not an Affiliate or Subsidiary. Without limiting the generality of the foregoing, neither the Company nor any Subsidiary Guarantor will transfer any funds to any other Affiliate or Subsidiary except that the Company and the Subsidiary Guarantors may, in the ordinary course of business, transfer funds among each other and the Company and Subsidiary Guarantors may enter into transactions with other Affiliates and Subsidiaries if such transactions are not prohibited by the preceding sentence, Section 7.2, or any other provision of this Agreement or any other Loan Document.

          7.11  Sale and Leaseback. Enter into any arrangement with any Person
                ------------------
providing for the leasing by the Company or the Subsidiary Guarantor of real or personal property which has been or is to be sold or transferred by the Company or the Subsidiary Guarantor to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Company or the Subsidiary Guarantor.

          7.12  Fiscal Year. Permit the fiscal year of the Company or any
                -----------
Subsidiary Guarantor to be any period other than January 1 through December 31.

          7.13  Limitation on Negative Pledge Clauses. Enter into any agreement
                -------------------------------------
with any Person other than the Bank and the parties to the Intercreditor Agreements which prohibits or limits the ability of the Company or any Subsidiary Guarantor to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired.

          7.14  Remuneration. Pay compensation, directly or indirectly, whether
                ------------
by way of salaries, bonuses, participations in pension or profit sharing plans, fees under management contracts or professional services, to any of its officers, directors, stockholders, members or owners, or other management and key employees, or to any of their family members or relatives in amounts which are in excess of the aggregate amount agreed to by Bank from time to time provided, however, that Bank agrees that performance bonuses and similar payments to management and key employees in an amount not exceeding $400,000 per year on an aggregate basis (i.e., from all Subsidiary Guarantors and the Company) may be made.

                         SECTION 8. EVENTS OF DEFAULT

          8.1 Events of Default. If any of the following events shall occur:
              -----------------

          (a) The Company, the Individual Guarantor or any Subsidiary Guarantor shall fail to pay any principal, interest or other sum when due under any Note or any of the other Loan Documents (provided, however, that the Company will be given the opportunity to cure the nonpayment of interest under the Note within fifteen (15) days of Default two (2) times during any twelve (12) month period); or

          (b) Any representation or warranty made or deemed made by the Company, the Individual Guarantor, or any Subsidiary Guarantor herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

          (c) The Company, the Individual Guarantor, or any Subsidiary Guarantor shall default in the observance or performance of any covenant, term or agreement contained in this Agreement or any of the other Loan Documents (provided that the Company shall have forty-five (45) days after it knows or through the exercise of reasonable diligence should have known of a violation of a financial covenant in Section 7.1 to cure that Default if curable and the Company shall have thirty (30) days after it knows or through the exercise of reasonable diligence should have known of a violation of any other term or agreement to cure that Default if curable, if the violation was not intentionally caused by the Company or a Subsidiary Guarantor, and if any delay resulting from the application of the cure period will not have a Material Adverse Effect);

          (d) The Company, the Individual Guarantor, or any Subsidiary Guarantor shall (i) default in any payment of principal of or interest on any Indebtedness (including, without limitation, any Indebtedness owing to Bank, any of the parties to the Intercreditor Agreements, or any other Person) or in the payment of any Guarantee Obligation, beyond the period of grace (not to exceed 45 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created; or (ii) default in the observance or performance of any other covenant, term or agreement relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto (subject to any applicable cure periods contained therein), or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or such Guarantee Obligation to become payable unless the default caused by the failure to observe or perform that covenant, term or agreement or such other event or condition has been unconditionally waived in writing by the holders of such of Indebtedness; or

          (e) (i) The Company, the Individual Guarantor, or any Subsidiary Guarantor shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Company, the Individual Guarantor, or any Subsidiary Guarantor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Company, the Individual Guarantor, or any Subsidiary Guarantor any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 30 days; or (iii) there shall be commenced against the Company, the Individual Guarantor, or any Subsidiary Guarantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 30 days from the entry thereof; or (iv) the Company, the Individual Guarantor, or any Subsidiary Guarantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Company, the Individual Guarantor, or any Subsidiary Guarantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

          (f) (i) The Company or any of its Affiliates or Subsidiaries shall engage in any "prohibited transaction"

     (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan,
     (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Bank, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Company or any Commonly Controlled Entity or Subsidiary shall, or in the reasonable opinion of the Bank is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other adverse event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could subject the Company or any Subsidiary Guarantor to any tax, penalty or other liabilities that could reasonably result in a Material Adverse Effect; or

          (g) One or more final judgments or decrees shall be entered against the Company, the Individual Guarantor, or any Subsidiary Guarantor involving in the aggregate a liability (not paid or fully covered by insurance) of Fifty Thousand Dollars ($50,000.00) or more and all such judgments and decrees shall remain unsatisfied for 30 days from the entry thereof or if any execution or similar process is issued with respect to any such judgment or decree; or

          (h) A Change in Control shall occur; or

          (i) The Security Documents shall at any time cease to create a valid and perfected first priority Lien on the Collateral subject only to Permitted Liens; or

          (j) The Guarantee (or any of them) shall at any time cease to be in full force and affect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the Individual Guarantor or any Subsidiary Guarantor, or the Individual Guarantor or any Subsidiary Guarantor shall deny it has any further liability or obligation thereunder or shall fail to perform its obligations thereunder or if the Individual Guarantor shall die or become incompetent; or

          (k) Any default or event of default occurs under any of the other Loan Documents (including, without limitation any default under the Intercreditor Agreements by any party thereto);

          (l) If in the reasonable judgement of Bank a materially adverse change in the business, operations, assets, or position (financial or otherwise) of the Company and the Subsidiary Guarantors taken as a whole, or of the Individual Guarantor, has occurred or the occurrence of any other condition which, in Bank's reasonable determination, constitutes an impairment of the Company's and the Subsidiary Guarantor's ability (taken as a whole) or the Individual Guarantor's ability to perform its obligations under the Loan Documents, the foregoing including, without limitation, any materially adverse decision in the litigation described in Exhibit 4.6.

then, and in any such event (after the expiration of any applicable cure period)
(A) if such event is an Event of Default specified in paragraph (e) above automatically the Revolving Credit Commitment shall immediately terminate and the Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and all other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, the following actions (or any of them) may be taken: (i) the Bank may in its sole discretion and without notice to the Company or any other Person declare the Revolving Credit Commitment to be terminated forthwith, whereupon the Revolving Credit Commitment shall immediately terminate; (ii) the Bank may in its sole discretion and without notice to the Company or any other Person declare the Loan hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, the Note and the other Loan Documents to be immediately due and payable, whereupon the same shall immediately become due and payable. Except as expressly provided in this Agreement, presentment, demand, protest and all notices of any kind are hereby expressly waived. In addition to the remedies set forth above, upon the occurrence of any Event of Default the Bank may immediately exercise any and all rights and remedies possessed by it pursuant to the terms of the Security Documents and the other Loan Documents, all of the rights and remedies of secured party under the UCC, and all other rights and remedies which the Bank may now or hereafter possess at law, in equity or by statute. In addition to all other remedies, upon the occurrence of any Event of Default, the Company and each Subsidiary Guarantor shall immediately deliver to the Bank all checks, drafts and other instruments and Collateral then in possession of the Company or any Subsidiary Guarantor with all endorsements requested by Bank.

                            SECTION 9. MISCELLANEOUS

          9.1  Amendments and Waivers. Neither this Agreement, any Note, any
               ----------------------
other Loan Document, nor any terms hereof of thereof may be amended, supplemented, modified or waived except in writing signed by the party sought to be bound thereby. No such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          9.2  Notices. All notices, requests and demands to or upon the
               -------
respective parties hereto to be effective shall be in writing (including by telecopy, telegraph or telex), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, three days after being deposited in the mail, postage prepaid, when deposited with a national overnight carrier service, or, in the case of telecopy notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto and any future holders of the Note:

     The Company and
     Subsidiary Guarantors:    Check Into Cash, Inc.
                               205 Second Street, N.W.
                               Cleveland, Tennessee 37364
                               Attention: Chief Financial Officer
                               Facsimile: 423/476-9200

     The Bank:                 NationsBank of Tennessee, N.A.
                               One Republic Centre
                               633 Chestnut Street
                               Chattanooga, Tennessee 37450
                               Attention:  Lawrence Richey
                                           Senior Vice President
                               Facsimile:  423/755-0689

          9.3  No Waiver; Cumulative Remedies. No failure to exercise and no
               ------------------------------
delay in exercising, on the part of the Bank, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges provided herein and in the other Loan Documents are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law, in equity or by statute.

          9.4  Survival of Representations and Warranties. All representations
               ------------------------------------------
and warranties made hereunder, under any other Loan Document, and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement, the Note and the other Loan Documents.

          9.5  Payment of Expenses and Taxes. The Company and each Subsidiary
               -----------------------------
Guarantor jointly and severally agrees (a) to pay or reimburse the Bank for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Note and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Bank, (b) to pay or reimburse the Bank for all its reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel to the Bank, and
(c) to pay, indemnify, and hold the Bank harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold the Bank harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note, the other Loan Documents and any such other documents.

          9.6  Successors and Assigns; Participations. This Agreement, the Note
               --------------------------------------
and all the other Loan Documents may be endorsed, assigned and/or transferred in whole or in part by Bank, and any such holder and/or assignee of the same shall succeed to and be possessed of the rights and powers of the Bank under all of the same to the extent transferred and assigned. Bank may grant participations in all or any portion of its interest in this Agreement and the other Loan Documents to any other Person ("Participants"). In the event of any sale or other transfer or assignment by the Bank of any interest in this Agreement or the other Loan Documents or the participation of this Agreement or any of the other Loan Documents to any Participant, the Bank shall remain responsible for the Revolving Credit Commitment in accordance with the terms of this Agreement. The Company and each Subsidiary Guarantor authorizes Bank to disclose to any prospective Participant and any prospective successor or assignee of Bank any and all financial information in the Bank's possession concerning the Company, the Individual Guarantor and the Subsidiary Guarantors which has been delivered to the Bank by or on behalf of the Company pursuant to this Agreement or which has been delivered to the Bank by or on behalf of the Company in connection with such Bank's credit evaluation of the Company, Individual Guarantor, or any Subsidiary Guarantor prior to becoming a party to this Agreement. Neither Company nor any Subsidiary Guarantor may assign any of its rights or delegate any of its duties under this Agreement or any of the other Loan Documents without the prior written consent of the Bank.

          9.7  Adjustments; Set-off. In addition to any rights and remedies of
               --------------------
the Bank provided by law, the Bank, its successors and assigns, and each Participant shall have the right, without prior notice to the Company or any Subsidiary Guarantor, any such notice being expressly waived by the Company and Subsidiary Guarantors to the extent permitted by applicable law, upon the occurrence of any Event of Default to set-off and appropriate and apply against such amount then owing any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Bank to or for the credit or the account of the Company or any Subsidiary Guarantor.

          9.8  Counterparts. This Agreement may be executed by one or more of
               ------------
the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          9.9  Severability. Any provision of this Agreement or any other Loan
               ------------
Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. In any action or proceeding involving bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the indebtedness, obligations or liabilities of Company or any Subsidiary Guarantor to Bank would otherwise be held or determined to be void, invalid or unenforceable on account of the amount of its liability hereunder or under any other Loan Document, notwithstanding any other provision to the contrary, the amount of the liability of the affected Company or Subsidiary Guarantor, without, further action by any party or any other Person, shall be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding, it being the intention of the parties that the indebtedness, obligations and liabilities of the Company and the Subsidiary Guarantors hereunder and under the other Loan Documents be valid and enforceable to the maximum extent permitted by applicable law.

          9.10 Integration. This Agreement represents the agreement of the
               -----------
Company and the Bank with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Bank relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          9.11  GOVERNING LAW. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN
                -------------
DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TENNESSEE WITHOUT REFERENCE TO ANY CONFLICTS OF LAW PRINCIPLES.

          9.12  Acknowledgements. The Company and each Subsidiary Guarantor
                ----------------
hereby acknowledges that:

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the Note and the other Loan Documents;

          (b) the Bank has no fiduciary relationship to the Company or any Subsidiary Guarantor, and the relationship between the Bank, on one hand, and the Company and Subsidiary Guarantors, on the other hand, is solely that of debtor and creditor; and

          (c) no joint venture exists between the Bank and the Company or Subsidiary Guarantors.

          9.13  Further Assurances. The Company and each Subsidiary Guarantor
                ------------------
agrees from time to time to execute and deliver such additional documents, instruments and agreements, and to take all actions necessary or required in Bank's judgment, to more fully carry out the intent of this Agreement.

          9.14  Release and Indemnification. Company and each Subsidiary
                ---------------------------
Guarantor releases Bank (and each director, officer, employee and agent of Bank) from, and will jointly and severally indemnify and hold Bank (and each director, officer, employee and agent of Bank) harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind or nature whatsoever, whether now existing or hereafter arising, and regardless by whom asserted or imposed, which arise out of, result from, or are otherwise connected with the transactions contemplated by this Agreement, the other Loan Documents, and any of the rights or remedies of Bank hereunder or thereunder unless and only to the extent that it shall be finally judicially determined that such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements resulted primarily from the negligence or willful misconduct of the Bank. Company and each Subsidiary Guarantor will jointly or severally pay or reimburse all legal or other expenses reasonably incurred by Bank (and each director, officer, employee and agent of Bank) in connection with the investigation or defense of any action or proceeding (whether or not resulting in liability) with respect to any such liabilities, obligations, losses, damages, penalties, costs, expenses or disbursements in respect of which indemnity may be sought pursuant to this subsection. The covenants of Company and Subsidiary Guarantors contained in this subsection shall survive the execution of this Agreement and the other Loan Documents and the repayment of the Indebtedness hereunder and thereunder.

          9.15  Joint and Several Liability. The liability of the Company and
                ---------------------------
each Subsidiary Guarantor hereunder is joint and several.

          9.16  Arbitration. ANY CONTROVERSY OR CLAIM BETWEEN OR
                -----------
AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF JUDICIAL ARBITRATION AND MEDIATION SERVICES, INC. (J.A.M.S.), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS AGREEMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          (a) SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN HAMILTON
              -------------
     COUNTY, TENNESSEE AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          (b) RESERVATION OF RIGHTS. NOTHING IN THIS AGREEMENT SHALL BE
              ---------------------
     DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS AGREEMENT; OR
     (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN PROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON

     SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING AND AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS AGREEMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF ANY ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OF CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Chattanooga, Tennessee by their proper and duly authorized officers as of the day and year first above written.



                                        COMPANY:

                                        CHECK INTO CASH, INC.


                                        By: [SIGNATURE APPEARS HERE]
                                           ------------------------------
                                           Title: EXECUTIVE V.P.


                                        BANK: [SIGNATURE APPEARS HERE]
                                             ----------------------------
                                        NATIONSBANK OF TENNESSEE, N.A.


                                        By: /s/ Lawrence M. Richey
                                           ------------------------------
                                           Title:  Senior Vice President



The undersigned Subsidiary Guarantors join in executing this Agreement for the purpose of making the representations and warranties and agreeing to be bound by the covenants and other agreements applicable to the Subsidiary Guarantors hereunder.



                                        CREDITCORP OF TENNESSEE, INC.


                                        By: /s/ Fred Krosner
                                           ------------------------------
                                           Title: V.P.


                                        CHECK INTO CASH OF IOWA, INC.


                                        By: /s/ Fred Krosner
                                           ------------------------------
                                           Title: V.P.

                                        CHECK INTO CASH OF KENTUCKY, LLC


                                        By: /s/ Fred Krosner
                                           ------------------------------
                                           Title: VP


                                        CHECK INTO CASH OF INDIANA, LLC



                                        By: /s/ Fred Krosner
                                           ------------------------------
                                           Title: VP


                                        CHECK INTO CASH OF ILLINOIS, LLC


                                        By: /s/ Fred Krosner
                                           -------------------------------
                                           Title: VP



                                        CHECK INTO CASH OF WISCONSIN, LLC


                                        By: /s/ Fred Krosner
                                           -------------------------------
                                           Title: VP

                                        JONES MANAGEMENT SERVICES, LLC.


                                        By: /s/ Fred Krosner
                                           ------------------------------
                                           Title: VP

                                CHECK INTO CASH HOLDINGS, INC.



                                By:  /s/ Fred Krosner
                                   -------------------------------------
                                   Title: Vice President


                                CHECK INTO CASH OF CALIFORNIA, INC.



                                By:  /s/ Fred Krosner
                                   -------------------------------------
                                   Title: Treasurer


                                CHECK INTO CASH OF NEBRASKA, INC.



                                By:  /s/ Fred Krosner
                                   -------------------------------------
                                   Title: Vice President


                                CHECK INTO CASH OF MISSOURI, INC.



                                By:  /s/ Fred Krosner
                                   -------------------------------------
                                   Title: Vice President


                                CHECK INTO CASH OF OHIO, LLC



                                By:  /s/ Fred Krosner
                                   -------------------------------------
                                   Title: Vice President

STATE OF TENNESSEE      :
                        : S.S. ###-##-####
COUNTY OF BRADLEY       :

        Before me, a Notary Public of the state and county aforesaid, personally appeared Fred Krosner, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Vice-President of Check into Cash, Inc., the within named bargainor, a corporation, and that he as such Fred Krosner executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Vice-President.

        WITNESS my hand and seal, at office in Bradley County, Tennessee, this 3rd day of June, 1997.

                                           /s/ Claudia S. Gray
                                        ------------------------------
                                                Notary Public

                                        My Commission Expires: 11-5-2000
                                                               ---------

STATE OF TENNESSEE      :
                        : S.S. ###-##-####
COUNTY OF BRADLEY       :

        Before me, a Notary Public of the state and county aforesaid, personally appeared Steve Scoggins, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Executive Vice-President of Check into Cash of Iowa, Inc., the within named bargainor, a corporation, and that he as such Steve Scoggins, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as Executive Vice-Pres.

        WITNESS my hand and seal, at office in Bradley County, Tennessee, this 3rd day of June, 1997.

                                           /s/ Claudia S. Gray
                                        ------------------------------
                                                Notary Public

                                        My Commission Expires: 11-5-2000
                                                               ---------

                                  EXHIBIT 4.6
                                  -----------


                                   LITIGATION
                                   ----------

CASE NAME                       COURT                 CASE NUMBER  DATE FILED
--------------------------------------------------------------------------------
Goins, et al v. Creditcorp      Bradley County, TN    V-96-175     3/4/96
                                Circuit Court

Bennett, et al v. W. Allan      Bradley County, TN    V-96-245     3/20/96
Jones, Jr. d/b/a Check Into     Circuit Court
Cash

Bennett, et al v. Creditcorp    Bradley County, TN    V-96-249     3/20/96
d/b/a Check Into Cash           Circuit Court


The two Bennett cases, along with several other similar lawsuits filed against other defendants in the Bradley County Circuit Court, have all been consolidated with the Goins case and are currently being treated as one lawsuit.

Claims. All three cases make the same allegations, that the check cashing
------
business in Tennessee violates the Tennessee usury statute, the federal Truth-In-Lending Act, the Tennessee Consumer Protection Act, the Tennessee Constitution, and other laws and regulations. The plaintiffs in all of the consolidated cases, including the three cases specifically listed above, have filed a motion for certification of a plaintiffs class. The defendants are opposed to class action certification and have filed papers objecting to the certification. A hearing was held on May 21, 1997, on the Plaintiffs' Motion for Class Certification, and the court took the motion under advisement.

Amount Involved. The plaintiffs seek to recover prejudgment interest, three
---------------
times actual damages (although they do not specify the amount of their actual damages), refund of fees, and twice the amount of all other charges, and attorneys' fees and costs of litigation. No specific dollar amount is claimed.

Status. A Special Judge has been appointed to hear all of the consolidated cases
------
in Bradley County. An Answer has been filed on behalf of Creditcorp and W. Allan Jones, Jr. in the Goins case denying all material allegations. Prior to the
                  -----
consolidation, Motions to Dismiss were filed on behalf of W. Allan Jones, Jr. and Creditcorp in the two Bennett cases. These motions are still pending. Much
                          -------
discovery has already been accomplished, and the current discovery deadline is July 24, 1997. The case is scheduled to go to trial on September 9, 1997, before a jury.

                                   EEOC Claim
                                   ----------


     On or about February 25, 1997, a former employee of Creditcorp of Tennessee, Inc., Susan L. West, who was employed in Tennessee, filed a complaint with the EEOC against the Check into Cash, Inc. She alleges that she was denied hospitalization coverage in connection with her colitis. Additionally, she indicates she was discharged on September 10, 1996, because of poor performance and because she was found under the influence of alcohol at work.

     A response to the Charge of Discrimination was sent out on or about March 21, 1997. We believe the Check into Cash, Inc. has meritorious defenses and we will assist them in vigorously defending the action, but at this point in time it is difficult to assess potential for liability.

                                  EXHIBIT 4.9
                                  -----------


                             INTELLECTUAL PROPERTY
                             ---------------------


United States Registration
--------------------------------------------------------------------------------
| MARK                      |  REG. NO.   |   REG. DATE     | OWNER            |
--------------------------------------------------------------------------------
| CHECK INTO CASH & Design  |  1,987,021  |   July 16, 1996 | Check Into Cash, |
|                           |             |                 | Inc.             |
--------------------------------------------------------------------------------


Tennessee State Registrations
--------------------------------------------------------------------------------
| MARK                      |  REG. NO.   |   REG. DATE     | OWNER            |
--------------------------------------------------------------------------------
| CASH IN A FLASH           |  N/A        |   March 9, 1994 | Creditcorp       |
|                           |             |                 |                  |
--------------------------------------------------------------------------------
| CHECK INTO CASH CHECK     |  N/A        |   March 9, 1994 | Creditcorp       |
| SERVICES & Design         |             |                 |                  |
|                           |             |                 |                  |
--------------------------------------------------------------------------------
| IF YOU HAVE AN ACTIVE     |  N/A        |   June 28, 1994 | Creditcorp       |
| CHECKING ACCOUNT AND      |             |                 |                  |
| NEED CASH TODAY, WE WILL  |             |                 |                  |
| CASH YOUR PERSONAL        |             |                 |                  |
| CHECK AND WAIT EITHER     |             |                 |                  |
| DAYS OR YOUR NEXT PAY     |             |                 |                  |
| DAY TO DEPOSIT            |             |                 |                  |
|                           |             |                 |                  |
--------------------------------------------------------------------------------
| OVERDRAFT CHECK           |  N/A        |   March 9, 1994 | Creditcorp       |
| CASHING SERVICES          |             |                 |                  |
|                           |             |                 |                  |
--------------------------------------------------------------------------------
| QUICK, EASY, CONFIDENTIAL |  N/A        |   March 9, 1994 | Creditcorp       |
|                           |             |                 |                  |
--------------------------------------------------------------------------------

Wisconsin State Registration
--------------------------------------------------------------------------------
| MARK                      |  REG. NO.   |   REG. DATE     | OWNER            |
--------------------------------------------------------------------------------
| CHECK INTO CASH           |  N/A        |   March 27, 1996| Creditcorp of    |
|                           |             |                 | Wisconsin, LLC   |
--------------------------------------------------------------------------------

                                 EXHIBIT 4.10
                                 ------------

                     NON-COMPLIANCE WITH LAWS OR CONTRACTS
                     -------------------------------------

         During the course of the litigation described in Exhibit 4.6, Creditcorp of Tennessee, Inc. has been accused of violating laws relating to the provision of consumer credit services. See Exhibit 4.6 for a more complete description of these allegations.

         In connection with the EEOC claim described in Exhibit 4.6, Check into Cash, Inc. has been accused of violating laws relating to employment and the provision of employee benefits. See Exhibit 4.6 for a more complete description of these allegations.

                                 EXHIBIT 4.15
                                 ------------

                           NON-GUARANTOR AFFILIATES
                           ------------------------

         Credit Bureau Services, Inc., a Tennessee corporation.
         Jones Airways, LLC, a Tennessee limited liability company. Creditors' Adjustment Bureau, Inc., a Tennessee corporation. Preferred One, LLC, a Tennessee limited liability company.

                                 EXHIBIT 4.19
                                 ------------

                                 CAPITAL STOCK
                                 -------------


Entity                     Shares Authorized         Total Shares              Owners
                                                     Issued &
                                                     Outstanding
Check into Cash,           5,000,000 Common          1,212,000 Common          W. Allan Jones, Jr.
Inc.                                                                           720,000 shares;
                           1,000,000 Preferred       -0- Preferred             Janie Jones 480,000
                                                                               shares;
                                                                               Stephen Scoggins
                                                                               36,000 shares.

Check into Cash            1,000 Common              1,000 Common              Check into Cash,
Holdings, Inc.                                                                 Inc. 1,000 shares.

Creditcorp of              10,000 Common             1,000 Common              Check into Cash,
Tennessee, Inc.                                                                Inc. 1,500 shares.

Check into Cash of         1,000 Common              1,000 Common              Check into Cash,
Iowa, Inc.                                                                     Inc. 1,000 shares.

Check into Cash of         n/a                       n/a                       Check into Cash,
Kentucky, LLC                                                                  Inc. 99%;
                                                                               Check into Cash
                                                                               Holdings, Inc. 1%

Check into Cash of         n/a                       n/a                       Check into Cash,
Indiana, LLC                                                                   Inc. 99%;
                                                                               Check into Cash
                                                                               Holdings, Inc. 1%

Check into Cash of         n/a                       n/a                       Check into Cash,
Illinois, LLC                                                                  Inc. 99%;
                                                                               Check into Cash
                                                                               Holdings, Inc. 1%

Check into Cash of         n/a                       n/a                       Check into Cash,
Wisconsin, LLC                                                                 Inc. 99%;
                                                                               Check into Cash
                                                                               Holdings, Inc. 1%


Entity                    Shares Authorized   Total Shares    Owners
                                              Issued &
                                              Outstanding

Check into Cash of        n/a                 n/a             Check into Cash,
Ohio, LLC                                                     Inc. 99%;
                                                              Check into Cash
                                                              Holdings, Inc. 1%

Check into Cash of        1,000 Common        1,000 Common    Check into Cash,
California, Inc.                                              Inc. 1,000 shares.

Check into Cash of        1,000 Common        1,000 Common    Check into Cash,
Nebraska, Inc.                                                Inc. 1,000 shares.

Check into Cash of        1,000 Common        1,000 Common    Check into Cash,
Missouri, Inc.                                                Inc. 1,000 shares.

Jones Management          n/a                 n/a             Check into Cash,
Services, LLC                                                 Inc. 99%;
                                                              Check into Cash
                                                              Holdings, Inc. 1%


     In addition to the above, Check into Cash, Inc. is party to the following agreements relating to the purchase of its capital stock:



1. Stock Purchase Warrant, dated February 28, 1997, issued by Check into Cash, Inc. to Sirrom Capital Corporation.

2.  Check into Cash, Inc. 1997 Long Term Incentive Plan, dated January 10, 1997.

3. Restricted Stock Award Agreement, dated May 2, 1997, between Check into Cash, Inc. and Stephen Scoggins.

                                  EXHIBIT 2(f)
                                  ------------

                    PREVIOUS NAMES OF DEBTORS AND GUARANTORS
                    ----------------------------------------


Current Name of Entity                  Previous Name(s) of Entity

Check into Cash, Inc.                   None.

Check into Cash Holdings, Inc.          None.

Creditcorp of Tennessee, Inc.           Creditcorp.

Check into Cash of Iowa, Inc.           None.

Check into Cash of Kentucky, LLC.       Creditcorp of Kentucky, LLC; COK, LLC;
                                        Creditcorp of Kentucky, Inc.

Check into Cash of Indiana, LLC.        Creditcorp of Indiana, LLC; Creditcorp
                                        of Indiana, Inc.

Check into Cash of Illinois, LLC.       Creditcorp of Illinois, LLC; Creditcorp
                                        of Illinois, Inc.

Check into Cash of Wisconsin, LLC.      Creditcorp of Wisconsin, LLC.

Check into Cash of Ohio, LLC.           Creditcorp of Ohio, LLC; Creditcorp of
                                        Ohio, Ltd.

Check into Cash of California, Inc.     None.

Check into Cash of Nebraska, Inc.       None.

Check into Cash of Missouri, Inc.       None.

Jones Management Services, LLC.         None.

                       FIRST AMENDMENT TO LOAN AGREEMENT
                       ---------------------------------


     THIS FIRST AMENDMENT TO LOAN AGREEMENT (the "Amendment"), dated as of September 1, 1997, is made and entered into by and between CHECK INTO CASH, INC., a Delaware corporation (the "Company"), and NATIONSBANK OF TENNESSEE, N.A., a Tennessee corporation (the "Bank").

                                   WITNESSETH
                                   ----------

     WHEREAS, the Bank and the Company entered into a Loan Agreement, dated as of June 2, 1997; and

     WHEREAS, the Company is an "S" corporation under the Internal Revenue Code of 1986, as amended; and

     WHEREAS, the Bank and the Company agree that the covenants of the Company in the Loan Agreement should not prevent the Company from making distributions to its shareholders for the purpose of paying federal income taxes on the income of Borrower that is attributed to Borrower's shareholders; and

     WHEREAS, the Bank and the Company agree that the covenants of the Company in the Loan Agreement should not prevent the Company from extending a loan to Stephen Scoggins for the payment of income taxes incurred by Scoggins in connection with the lapse of restrictions on shares of the Company's common stock held by Scoggins and the grant of additional unrestricted shares of the Company's common stock to Scoggins; and

     WHEREAS, this Amendment shall amend the Loan Agreement.

                                   AGREEMENT
                                   ---------

     1. The Loan Agreement is hereby amended such that the following language is added at the end of Section 7.7;

     "(iv) the Company may, so long as it retains "S" corporation status under the Internal Revenue Code, make distributions to its shareholders for the payment of federal income taxes on Company income that is attributed to such shareholders."

     2. The parties agree that any distributions made prior to the date of this Amendment that would have been permissible had this Amendment been in effect are hereby approved by the Bank.

     3. Bank hereby waives the Company's covenant not to extend credit or make loans contained in Section 7.9 of the Loan Agreement, to the extent such covenant prevents the Company from lending money to Stephen Scoggins ("Scoggins"), pursuant to Section 6(c) of that certain Employment Agreement, dated as of July 31, 1997 by and between Scoggins and the Company (the "Scoggins Employment Agreement"), for the payment of taxes incurred by Scoggins in connection with the lapse of restrictions on shares of the Company's common stock held by Scoggins and the grant of additional unrestricted shares of the Company's common stock to Scoggins, pursuant to Sections 6(a) and 6(b) of the Scoggins Employment Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized officers, as of the date first written above.





                                           NATIONSBANK OF TENNESSEE, N.A.


                                           By: /s/ Lawrence M. Richey
                                              ----------------------------------
                                           Title: Senior Vice President
                                                 -------------------------------



                                           CHECK INTO CASH, INC.


                                           By: /s/ Fred Krosner
                                              ----------------------------------
                                           Title:         VP
                                                 -------------------------------

             SECOND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS
             -----------------------------------------------------

     THIS SECOND AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS ("Second Amendment") is entered into on October 23, 1997, among CHECK INTO CASH, INC., a Delaware corporation (the "Company"), NATIONSBANK OF TENNESSEE, N.A., a national banking association (the "Bank"), W. Allan Jones, Jr. ("Individual Guarantor"), and Creditcorp of Tennessee, Inc., Check Into Cash of Iowa, Inc., Check into Cash of Kentucky, LLC, Check into Cash of Indiana, LLC, Check Into Cash of Illinois, LLC, Check Into Cash of Wisconsin, LLC, Check Into Cash of Ohio, LLC, Jones Management Services, LLC, Check into Cash Holdings, Inc., Check into Cash of California, Inc., Check into Cash of Nebraska, Inc., Check into Cash of Missouri, Inc. (collectively "Subsidiary Guarantors").

                                  WITNESSETH:
                                  ----------

          WHEREAS, on June 2, 1997, the Company, the Bank, and the Subsidiary Guarantors entered into a certain Loan Agreement (the "Original Agreement") pursuant to which the Bank made a certain credit facility available to the Company; and

          WHEREAS, on September 1, 1997, the Company and the Bank entered into a certain First Amendment to Loan Agreement (the "First Amendment"; the Original Agreement as amended by the First Amendment and as amended hereby is referred to as the "Agreement") in order to amend certain covenants contained in the Original Agreement; and

          WHEREAS, the parties have agreed to increase the Maximum Credit Amount available under the Agreement and make certain other modifications to the Agreement and the other Loan Documents;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1. The definition of "Available Credit Commitment" as set forth in
Section 1.1 of the Agreement is amended to read as follows:

          "Available Credit Commitment": means from time to time, as determined
           ----------------------------
          as of the end of each month, the product determined by multiplying Corporate EBITDA for the preceding twelve (12) months (on a trailing 12-month basis) times two (2); provided, however, that through and including December 31, 1997, "Available Credit Commitment" shall mean the product determined by multiplying Corporate EBITDA for the preceding twelve

          (12) months (on a trailing-12 month basis) times two and one-half
          (2.5).

          2. The definition of the term "Corporate EBITDA" as set forth in
Section 1.1 of the Agreement is amended to read as follows:

          "Corporate EBITDA" with respect to the applicable periods as set forth
           ----------------
          herein, the sum, without duplication, of (i) Corporate Net Income for such period less gain on the sale of assets, dividends and other distributions, withdrawals, and treasury stock purchases and similar transactions and (ii) to the extent deducted in determining such Corporate Net Income: (A) all income taxes, including but not limited to, Federal, foreign and state income taxes (including any deferred taxes); (B) Corporate Interest Expense; and (C) depreciation, amortization and similar non-cash charges, provided, that there shall
                                                     --------
          be excluded therefrom non-operating gains and non-operating losses, and provided further that with respect to the fiscal year ending
              ----------------
          December 31, 1996, there shall be added to the amount calculated in accordance with the foregoing the 1996 tax distributions of $297,733.00 made by the Company in December, 1996, and that with respect to the fiscal year ending December 31, 1997, there shall be added to the amount calculated in accordance with the foregoing the compensation in the amount of $266,400.00 paid to Steven Scoggins by the Company in August, 1997, in connection with the issuance of Capital Stock in the Company to Steven Scoggins.

          3. The definition of the term "Maximum Credit Amount" as set forth in
Section 1.1 of the Agreement is amended to read as follows:

          "Maximum Credit Amount": means the lesser of (i) Eleven Million
           ---------------------
          Five Hundred Thousand Dollars ($11,500,000.00) and (ii) the Available Credit Commitment.

          4. The definition of the term "Note" as set forth in Section 1.1 of the Agreement is amended to read as follows:

          "Note": the Amended and Restated Promissory Note dated October 23, 1997, in the principal amount of Eleven Million Five Hundred Thousand Dollars ($l1,500,000.00) executed by the Company payable to Bank, as the same may be amended, supplemented or otherwise modified from time to time, together with all other promissory notes now or hereafter payable by the Company or any

          Subsidiary Guarantor to the Bank and all amendments, supplements, and modifications thereof.

The Agreement, the Security Documents (including, without limitation, the Guarantee, the Security Agreement, the Security Agreement and Collateral Assignment of Membership Interests described below, the Pledge and Security Agreement described below, and the Trademark Security Agreement described below), and the other Loan Documents are amended so that: (i) all references to the "Note" therein shall include, without limitation, the Amended and Restated Promissory Note dated October 23, 1997, in the principal amount of Eleven Million Five Hundred Thousand Dollars ($11,500,000.00) executed by the Company payable to the Bank, as the same may be amended, supplemented or otherwise modified from time to time; and (ii) all references to the "Loan Agreement" shall include the Original Agreement as amended by the First Amendment and as amended hereby, and as further amended, supplemented or otherwise modified from time to time.

          5.  The definition of the term "Termination Date" as set forth in
Section 1.1 of the Agreement is amended to read as follows:

          "Termination Date": October 23, 2000.
           -----------------

          6. The date "December 31, 1996" contained in Section 4.1 is deleted and in place thereof the date "August 31, 1997" is inserted, the Company hereby making all of the representations and warranties contained in Section 4.1 with respect to the financial statements for the period ending August 31, 1997.

          7.  Section 7.1(b) of the Agreement is amended to read as follows:

          (b) Leverage Ratio. Permit the Leverage Ratio to be greater than the
              --------------
          amount set opposite such period below:

                Period                    Ratio
                ------                    -----

          Closing Date through Fiscal    2.8 to 1
          Year ending December 31,
          1997

          January 1, 1998 through        2.5 to 1
          December 31, 1998

          For each period after          2.0 to 1
          December 31, 1988

          The Leverage Ratio shall be measured at the end of each fiscal quarter on a rolling four-quarter basis.

          8.  Section 7.1(c) of the Agreement is amended to read as follows:

          (c) Held Check Ratio. At any time permit the aggregate amount of (A)
              ----------------
          all checks then being held by the Company and the Subsidiary Guarantors plus (B) $3,000.00 for each store (location) then being
                     ----
          operated by Company and Subsidiary Guarantors to be greater than Indebtedness for Borrowed Money (including subordinated Indebtedness for Borrowed Money) after deducting the notes payable discount (if any) permitted in accordance with GAAP with respect to the Indebtedness for Borrowed Money owing to Sirrom Capital Corporation and reflected on the consolidated balance sheet of the Company and the Subsidiary Guarantors.

          9. The following Section 7.15 is inserted in the Agreement:

          7.15 Limitation on Acquisitions. Acquire any other Person (whether
               --------------------------
          through the acquisition of Capital Stock or acquisition of assets) if the cash portion of the acquisition price paid by the Company or the Subsidiary Guarantor is greater than $500,000.00.

          10. Exhibit 4.6, Exhibit 4.9, and Exhibit 4.19 to the Agreement are amended to read as attached to this Second Amendment.

          11. The Company, the Individual Guarantor and the Subsidiary Guarantors hereby reaffirm all of the representations and warranties contained in Agreement, the Guarantee and the other Loan Documents and represent to the Bank that such representations and warranties are true and correct as of the date of this Second Amendment.

          12. The Agreement and the other Loan Documents are hereby amended where appropriate to reflect: (i) the increase in the Maximum Credit Amount;
(ii) the extension of the Termination Date until October 23, 2000; and (iii) the other amendments set forth in this Second Amendment. The parties specifically agree that the Security Agreement, the Guarantee, the Security Agreement and Collateral Assignment of Membership Interest between the Company and the Bank dated June 2, 1997, the Pledge and Security Agreement between the Company and the Bank dated June 2, 1997, the Trademark Security Agreement between the Company and the Bank dated June 2, 1997, and all of the other Security Documents continue to secure all indebtedness, obligations and liabilities now or hereafter owing by the Company, the Subsidiary Guarantors or the Individual Guarantor (as applicable and as more specifically set forth in the Security Documents) including the indebtedness, obligations and liabilities under the Agreement and other Loan Documents as amended hereby, it being the intention of the parties that the increase in the amount of the Revolving Credit Commitment be entitled to all of the rights and benefits of all of the Loan Documents. The parties to the Security Agreement and Collateral Assignment of Membership Interest and the Pledge and Security Agreement hereby acknowledge and consent to the continuing security interests and assignments thereunder and to the extent permitted by applicable law waive any requirements or conditions contained in any certificate of incorporation, charter, bylaws, articles or certificate of organization, operating agreement, shareholder or member agreement, or any other agreement or instrument of any kind that would restrict the assignments and security interests created thereunder (including, without limitation, any rights of first refusal, any requirement that a opinion of counsel be obtained to the effect that no registration under federal or state securities laws is required, and any other prohibition or restriction on transfer).

          13. The parties agree that the Agreement, the Guarantee, the Security Documents, and all of the other Loan Documents remain in full force and effect as amended hereby. Nothing in this Second Amendment shall constitute a novation of the Agreement, the Guarantee, the Security Documents or any other Loan Document. All capitalized terms used in this Second Amendment shall have the meanings given such terms in the Agreement unless otherwise defined herein. The Agreement and the other Loan Documents are incorporated herein by reference.

          IN WITNESS WHEREOF, the parties executed this Second Amendment effective as of the date first above written.

                     [COUNTERPART SIGNATURE PAGES ATTACHED]

                                         COMPANY:

                                         CHECK INTO CASH, INC.


                                         By: [SIGNATURE APPEARS HERE]
                                            ------------------------------------
                                            Title:   PRESIDENT
                                                  ------------------------------


                                         BANK:

                                         NATIONSBANK OF TENNESSEE, N.A.


                                         By: /s/ Lawrence M. Richey
                                            ------------------------------------
                                            LAWRENCE M. RICHEY
                                            Senior Vice President


                                         SUBSIDIARY GUARANTORS:

                                         CREDITCORP OF TENNESSEE, INC.


                                         By: /s/ Fred Krosner
                                            ------------------------------------
                                            Title:        VP


                                         CHECK INTO CASH OF IOWA, INC.


                                         By: /s/ Fred Krosner
                                            ------------------------------------
                                            Title:        VP


                                         CHECK INTO CASH OF KENTUCKY, LLC


                                         By: /s/ Fred Krosner
                                            ------------------------------------
                                            Title:        VP


                                         CHECK INTO CASH OF INDIANA, LLC


                                         By: /s/ Fred Krosner
                                            ------------------------------------
                                            Title:        VP

                         [COUNTERPART SIGNATURE PAGE]

                                       CHECK INTO CASH OF ILLINOIS, LLC


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       CHECK INTO CASH OF WISCONSIN, LLC


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       JONES MANAGEMENT SERVICES, LLC.


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       CHECK INTO CASH HOLDINGS, INC.


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       CHECK INTO CASH OF CALIFORNIA, INC.


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       CHECK INTO CASH OF NEBRASKA, INC.


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP


                                       CHECK INTO CASH OF MISSOURI, INC.


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP

                         [COUNTERPART SIGNATURE PAGE]

                                       CHECK INTO CASH OF OHIO, LLC


                                       By: /s/ Fred Krosner
                                          --------------------------------------
                                          Title:          VP

                         [COUNTERPART SIGNATURE PAGE]

                                                 INDIVIDUAL GUARANTOR:


                                            /s/ W. Allan Jones, Jr.
                                            ------------------------------------
                                            W. ALLAN JONES, JR. Personally


STATE OF TENNESSEE

COUNTY OF Bradley

     Before me, a Notary Public of the state and county aforesaid, personally appeared W. ALLAN JONES, to me known (or proved to me on the basis of satisfactory evidence) to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

     WITNESS my hand and seal, at office in Cleveland, Tennessee, this 23rd day of October, 1997.


                                            /s/ Claudia S. Gray
                                            ------------------------------------
                                                        Notary Public
                                            My Commission Expires: 11-5-2000
                                                                   ---------

                         [COUNTERPART SIGNATURE PAGE]

                                  EXHIBIT 4.6
                                  -----------



                                   LITIGATION
                                   ----------

CASE NAME                        COURT                    CASE NUMBER DATE FILED
--------------------------------------------------------------------------------
Goins, et al v. Creditcorp       Bradley County, TN       V-96-I75    3/4/96
                                 Circuit Court

Bennett, et al v. W. Allan       Bradley County, TN       V-96-245    3/20/96
Jones, Jr. d/b/a Check Into      Circuit Court
Cash

Bennett, et al v. Creditcorp     Bradley County, TN       V-96-249    3/20/96
d/b/a Check Into Cash            Circuit Court


The two Bennett cases, along with several other similar lawsuits filed against other defendants in the Bradley County Circuit Court, have all been consolidated with the Goins case and are currently being treated as one lawsuit.

Claims. All three cases make the same allegations, that the check cashing
------
business in Tennessee violates the Tennessee usury statute, the federal Truth-In-Lending Act, the Tennessee Consumer Protection Act, the Tennessee Constitution, and other laws and regulations. The plaintiffs in all of the consolidated cases, including the three cases specifically listed above, have filed a motion for certification of a plaintiffs class. The defendants are opposed to class action certification and have filed papers objecting to the certification. A hearing was held on May 21, 1997, on the Plaintiffs' Motion for Class Certification, and the court took the motion under advisement.

Amount Involved. The plaintiffs seek to recover prejudgment interest, three
---------------
times actual damages (although they do not specify the amount of their actual damages), refund of fees, and twice the amount of all other charges, and attorneys' fees and costs of litigation. No specific dollar amount is claimed.

Status. A Special Judge has been appointed to hear all of the consolidated cases
------
in Bradley County. An Answer has been filed on behalf of Creditcorp and W. Allan Jones, Jr. in the Goins case denying all material allegations. Prior to the consolidation, Motions to Dismiss were filed on behalf of W. Allan Jones, Jr. and Creditcorp in the two Bennett cases. These motions are still pending. Much discovery has already been accomplished, and the current discovery deadline is July 24, 1997. As of October 9, 1997, the parties are engaged in settlement negotiations, subject to a definitive settlement agreement and approval of such agreement by the Special Judge appointed to hear this case.

                                  EEOC Claim
                                  ----------


         On or about February 25, 1997, a former employee of Creditcorp of Tennessee, Inc., Susan L. West, who was employed in Tennessee, filed a complaint with the EEOC against the Check into Cash, Inc. She alleges that she was denied hospitalization coverage in connection with her colitis. Additionally, she indicates she was discharged on September 10, 1996, because of poor performance and because she was found under the influence of alcohol at work.

         A response to the Charge of Discrimination was sent out on or about March 21, 1997. We believe the Check into Cash, Inc. has meritorious defenses and we will assist them in vigorously defending the action, but at this point in time it is difficult to assess potential for liability.

                                  EXHIBIT 4.9
                                  -----------

                             INTELLECTUAL PROPERTY
                             ---------------------


 United States Registration


-------------------------------------------------------------------------------
|MARK                       | REG. NO./   | REG. DATE/      | OWNER           |
|                           | APP. NO.    | FILING DATE     |                 |
|---------------------------|-------------|-----------------|-----------------|
|CHECK INTO CASH & Design   | 1,987,021   | July 16, 1996   | Check Into Cash,|
|                           |             |                 | Inc.            |
|                           |             |                 |                 |
|---------------------------|-------------|-----------------|-----------------|
|BOB CA$H CHECK INTO CA$H   | 75/308009   | June 12, 1997   | Check Into Cash,|
|CASH ADVANCE IT'S QUICK,   |             |                 | Inc.            |
|EASY & CONFIDENTIAL and    |             |                 |                 |
|Design                     |             |                 |                 |
-------------------------------------------------------------------------------



 Tennessee State Registrations

-------------------------------------------------------------------------------
|MARK                       | REG. NO.    | REG. DATE       | OWNER           |
|---------------------------|-------------|-----------------|-----------------|
|CASH IN A FLASH            | N/A         | March 9, 1994   | Creditcorp      |
|                           |             |                 |                 |
|---------------------------|-------------|-----------------|-----------------|
|CHECK INTO CASH CHECK      | N/A         | March 9, 1994   | Creditcorp      |
|SERVICES & Design          |             |                 |                 |
|                           |             |                 |                 |
|---------------------------|-------------|-----------------|-----------------|
|IF YOU HAVE AN ACTIVE      | N/A         | June 28, 1994   | Creditcorp      |
|CHECKING ACCOUNT AND       |             |                 |                 |
|NEED CASH TODAY, WE WILL   |             |                 |                 |
|CASH YOUR PERSONAL         |             |                 |                 |
|CHECK AND WAIT EITHER...   |             |                 |                 |
|DAYS OR YOUR NEXT PAY      |             |                 |                 |
|DAY TO DEPOSIT             |             |                 |                 |
|                           |             |                 |                 |
|---------------------------|-------------|-----------------|-----------------|
|OVERDRAFT CHECK            | N/A         | March 9, 1994   | Creditcorp      |
|CASHING SERVICES           |             |                 |                 |
|                           |             |                 |                 |
|---------------------------|-------------|-----------------|-----------------|
|QUICK, EASY, CONFIDENTIAL  | N/A         | March 9, 1994   | Creditcorp      |
|                           |             |                 |                 |
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 Wisconsin State Registration

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|MARK                       | REG. NO.    | REG. DATE       | OWNER           |
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


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 CHECK INTO CASH              N/A             March 27, 1996    Creditcorp of
                                                                Wisconsin, LLC
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                                      -4-

                                 EXHIBIT 4.19
                                 ------------

                                 CAPITAL STOCK
                                 -------------

Entity               Shares Authorized   Total Shares       Owners
                                         Issued &
                                         Outstanding

Check into Cash,     5,000,000 Common    1,212,000 Common   W. Allan Jones, Jr.
Inc.                                                        720,000 shares;
                     1,000,000 Preferred -0- Preferred      Janie Jones 480,000
                                                            shares;
                                                            Stephen Scoggins
                                                            36,000 shares.

Check into Cash      1,000 Common        1,000 Common       Check into Cash,
Holdings, Inc.                                              Inc. 1,000 shares.

Creditcorp of        10,000 Common       1,000 Common       Check into Cash,
Tennessee, Inc.                                             Inc. 1,500 shares.

Check into Cash of   1,000 Common        1,000 Common       Check into Cash,
Iowa, Inc.                                                  Inc. 1,000 shares.

Check into Cash of   n/a                 n/a                Check into Cash,
Kentucky, LLC                                               Inc. 99%;
                                                            Check into Cash,
                                                            Holdings, Inc. 1%

Check into Cash of   n/a                 n/a                Check into Cash,
Indiana, LLC                                                Inc. 99%;
                                                            Check into Cash
                                                            Holdings, Inc. 1%

Check into Cash of   n/a                 n/a                Check into Cash,
Illinois, LLC                                               Inc. 99%;
                                                            Check into Cash
                                                            Holdings, Inc. 1%

Check into Cash of   n/a                 n/a                Check into Cash,
Wisconsin, LLC                                              Inc. 99%;
                                                            Check into Cash
                                                            Holdings, Inc. 1%

Entity               Shares Authorized       Total Shares     Owners
                                             Issued &
                                             Outstanding

Check into Cash of   n/a                     n/a              Check into Cash,
Ohio, LLC                                                     Inc. 99%;
                                                              Check into Cash
                                                              Holdings, Inc. 1%

Check into Cash of   1,000 Common            1,000 Common     Check into Cash,
California, Inc.                                              Inc. 1,000 shares.



Check into Cash of   1,000 Common            1,000 Common     Check into Cash,
Nebraska, Inc.                                                Inc. 1,000 shares.



Check into Cash of   1,000 Common            1,000 Common     Check into Cash,
Missouri, Inc.                                                Inc. 1,000 shares.



Jones Management     n/a                     n/a              Check into Cash,
Services, LLC                                                 Inc. 99%;
                                                              Check into Cash
                                                              Holdings, Inc. 1%



        In addition to the above, Check into Cash, Inc. is party to the following agreements relating to the purchase of its capital stock:

1. Stock Purchase Warrant, dated February 28, 1997, issued by Check into Cash, Inc. to Sirrom Capital Corporation.

2.      Check into Cash, Inc. 1997 Long Term Incentive Plan, dated January 10,
1997.

                                      -2-